                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

                                                                 Document 10
                                                                Exhibit 10.27
                     CONFIDENTIAL AND PROPRIETARY

                            LEASE AGREEMENT

                     Dated as of November 18, 1993

                                BETWEEN

                 Virtual Funding, Limited Partnership

                               as Lessor

                                  AND

                  Silicon Graphics Real Estate, Inc.

                               as Lessee

               THIS LEASE HAS BEEN ASSIGNED AS SECURITY
            FOR INDEBTEDNESS OF THE LESSOR.  SEE SECTION 21.

This Lease has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. . To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Lease may be created or perfected through the transfer or possession of any counterpart other than the original executed counterpart which shall be the counterpart identified as counterpart No. 1.

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

                             CONFIDENTIAL

                            LEASE AGREEMENT

           Lease Agreement, dated as of November 18, 1993 (as the same may be amended, restated, modified or supplemented from time to time, "this Lease"), between Virtual Funding, Limited Partnership, a Delaware limited partnership, Lessor (the "Lessor"), and Silicon Graphics Real Estate, Inc., a Delaware corporation, Lessee (the "Lessee").

1.          Defined Terms.

           Unless the context otherwise requires, each term defined in this
Section 1 shall, when used in this Lease, have the meaning indicated:

           "ACCRUED DEFAULT OBLIGATIONS" has the meaning set forth in Section 19 hereof.

           "ACQUISITION COST" means, (i) in the case of a Parcel of Property acquired and built pursuant to the Agreement for Lease, an amount equal to Unit Acquisition Cost of such Parcel as defined in the Agreement for Lease;
(ii) with respect to any Unit of Equipment, an amount equal to the sum of (a) the vendor's invoice price therefor, including any progress payments, costs of labor, delivery or installation, sales, use, excise or similar taxes and any other charges included in such invoice, after deduction for any refundable fleet or other discounts or credits actually used by the Lessor,
(b) similar amounts paid or payable with respect to such Unit to parties other than the vendor of such Unit, (c) similar costs incurred with respect to such Unit by the Lessee, and (d) legal, printing, reproduction, closing and other normally capitalizable administrative fees and epenses paid by the Lessee and approved by the Lessor; and (iii) with respect to any Parcel of Property not acquired and built pursuant to the Agreement for Lease, an amount equal to the amounts included in (ii)(d) above which are applicable to such Parcel plus (a) the vendor's contract price therefor or, if an appraisal shall have been provided in accordance herewith, the appraised value thereof,
(b) vendee's closing costs, including, without limitation, title insurance premiums, survey and survey inspection charges, recording and filing fees, title closer fees, vendee's attorneys' fees and brokerage commissions, (c) other costs related to the acquisition, including, without limitation, appraisal, architectural, engineering, soil analysis, environmental analysis and market analysis fees, and (d) any amounts paid by vendee on behalf of vendor in addition to, and not as a credit against the contract price, including, without limitation, payments made in satisfaction of prior liens, and payment of any transfer, transfer gains or similar taxes imposed in respect of the conveyance of such Property.

           "ADDITIONAL RENT" has the meaning set forth in paragraph (d) of
Section 7 hereof.

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                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           "ADJUSTED ACQUISITION COST" means, at any time, with respect to any Parcel of Property or Unit of Equipment, its Acquisition Cost less the aggregate amount of all Monthly Rent Components paid as portions of Basic Rent for such Parcel of Property or Unit of Equipment as of the time of determination.

           "AFFILIATE" of any Person means any other Person controlling, controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           "AFL UNIT LEASING RECORD" means an instrument, substantially in the form of Exhibit C hereto, evidencing the lease or sublease under this Lease of a Parcel of Property (and related Equipment, if any, included therein) acquired and built pursuant to the Agreement for Lease. The terms "lease" or "leased" when used in this Lease shall be deemed to mean "sublease" or "subleased" when referenced to the Property subleased pursuant to the AFL Unit Leasing Record.

           "AGREEMENT FOR LEASE" means the Agreement for Lease, dated as of the date hereof, between the Lessor, as owner, and the Lessee, as agent, providing for the acquisition of a fee or leasehold interest in certain parcels of real property and the construction of improvements on such parcels of real property, as the same may be amended, restated, modified or supplemented from time to time.

           "APPRAISAL PROCEDURE" means the following procedure whereby an independent appraiser shall be appointed by the Lessor and the Lessee, with the consent of the Assignee, to determine (i) the amount of wear and tear in excess of that attributable to normal use of any Property or Equipment to which the provisions of Section 12(b)(iii), Section 12(c)(iii) or Section 12(d)(iii) apply or (ii) the fair market value of any Property or Equipment to be purchased, if such determination is required under paragraph (c) of
Section 13 of this Lease. If no such appraiser is appointed by the Lessor and the Lessee within ten (10) days of the written request of either the Lessor or the Lessee that an appraiser be appointed, the Lessor and the Lessee shall each appoint an independent appraiser within fifteen (15) days thereafter, and the two appraisers so appointed shall appoint a third independent appraiser. Each appraiser appointed pursuant to the foregoing procedure shall, within ten (10) days after appointment of the last appraiser, independently determine the amount of wear and tear in excess of that attributable to normal use or the fair market value, as the case may be.

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                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

If the Lessor or the Lessee shall fail to appoint an independent appraiser within the above-mentioned fifteen (15) day period, the appraiser appointed by the other party shall determine such amount or value. If a single appraiser is appointed, such appraiser's determination shall be final. If three appraisers are appointed, the amounts or values determined by the three appraisers shall be averaged, the amount or value which differs the most from such average shall be excluded, the remaining two amounts or values shall be averaged and such average shall be final. The expenses of all appraisers shall be paid by the Lessee.

           "ASSIGNEE" means each Person to which any part of the Lessor's interest under this Lease or in any Parcel of Property or Unit of Equipment shall at the time have been assigned, conditionally or otherwise, by the Lessor in accordance with Section 21 of this Lease. For purposes of paragraph (h) of Section 2, clauses (i), (iv) and (v) of paragraph (f) of
Section 10, Section 11, and Section 33 hereof, the term "Assignee" shall include any lender to the lessor or other Person providing credit support to the Lessor pursuant to the Credit Agreement.

           "ASSIGNMENT" means each assignment agreement referred to in
Section 21 hereof, between the Lessor and a third party, pursuant to which the Lessor assigns certain of its rights under this Lease to such third party, as the same may be amended, restated, modified or supplemented from time to time.

           "BASIC RENT" means, with respect to any Parcel of Property or Unit of Equipment:

           (a) for each calendar month during the Lease Term of such Parcel or Unit, the sum of the Monthly Rent Component for such Parcel or Unit plus an amount (the "Variable Component of Basic Rent") computed by multiplying the following:

           (i) the Adjusted Acquisition Cost of such Parcel or Unit before payment of Basic Rent for such month, by

           (ii) a fraction having a numerator equal to the number of days in such month and a denominator of 365, or in a leap year, 366, by

           (iii)      the decimal equivalent of a percentage (which
                 percentage will be based upon the Guarantor's senior debt rating or, if the Guarantor has no senior debt rating, Implied Senior Debt Rating levels (as defined herein) as follows: if the Guarantor's senior debt rating or Implied Senior Debt Rating is Level 1, the percentage shall be 0.63% during the Initial Term and 0.625% during the Extended Term; if the Guarantor's senior debt rating or Implied Senior Debt Rating is Level 2, the percentage shall be 0.68% during the Initial Term and 0.675% during the Extended Term; if the Guarantor's senior debt rating or Implied Senior Debt Rating is Level 3, the percentage shall be 0.785% during the Initial Term and 0.775% during the Extended Term; if the Guarantor's senior debt rating or Implied Senior Debt Rating is Level 4, the percentage shall be 0.992% during the Initial Term and 0.975%

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                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY
                 during the Extended Term; if the Guarantor's senior debt rating or Implied Senior Debt Rating is Level 5, the percentage shall be 1.412% during the Initial Term and 1.375% during the Extended Term), plus (A) the weighted average bond yield equivalent percentage cost per annum (including as part of such cost any fees for a letter or letters of credit, any facility, commitment or other fees under a revolving credit agreement and any dealer discount or placement agency commission payable by the Lessor in respect of its Commercial Paper) on all Commercial Paper of the Lessor issued to finance or refinance the acquisition and ownership of Property and Equipment outstanding at any time during the period from and including the 16th day of the preceding calendar month to and including the 15th day of the calendar month for which Basic Rent is being computed
                 (the "Computation Period"), or (B) if no such Commercial
                 Paper of the Lessor is outstanding during the Computation Period, the Lessor's weighted average percentage cost per annum (including, without duplication, any interest accruing at a default rate, any facility, commitment or other fees under a revolving credit agreement) of other borrowings outstanding at any time during the Computation Period for which Basic Rent is being computed to finance or refinance the acquisition and ownership of Property or Equipment or
                 (C) if both Commercial Paper and other borrowings are outstanding at any time during the Computation Period for which Basic Rent is being computed, a weighted average blended rate based on the calculations referred to in clauses (A) and (B) above;

           (b) for any partial first calendar month during the Lease Term of such Parcel or Unit, an amount computed by multiplying the following:

           (i)        the Acquisition Cost of such Parcel or Unit, by

           (ii) a fraction having a numerator equal to the number of days such Parcel or Unit is under lease during such partial first month and a denominator of 365, or in a leap year, 366, by

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                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY
                                      -5-

           (iii) the decimal referred to in paragraph (a)(iii) above; provided, that if the Effective Date for such Parcel or Unit falls on or after the Lease Rate Date during such partial first calendar month such decimal shall be the decimal determined as of the next succeeding Lease Rate Date; and

           (c) for each calendar month during the Renewal Term, if any, of such Parcel or Unit, an amount equal to the fair market value rental thereof, determined as provided in paragraph (c) of Section 13 hereof.

           "BASIC RENT PAYMENT DATE" means the 25th day of any calendar month during the Lease Term or Renewal Term of any Property or Equipment or, if such day is not a Business Day, the next succeeding Business Day.

           "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York or San Francisco, California are authorized by law to close.

           "CODE" means the Internal Revenue Code of 1986, as amended.

           "COMMERCIAL PAPER" means all promissory notes of the Lessor issued pursuant to a Credit Agreement maturing not more than ninety (90) days from the date of issuance thereof.

           "COMPUTATION PERIOD" has the meaning set forth in subclause
(a)(iii)(A) of the definition of Basic Rent in Section 1 hereof.

           "CONSENT" means each consent of the Lessee to an Assignment, pursuant to which the Lessee consents to the terms of such Assignment insofar as they relate to this Lease, as the same may be amended, restated, modified or supplemented from time to time.

           CONSOLIDATED TANGIBLE NET WORTH means the total shareholder equity for the Guarantor, less goodwill and any intangible assets (other than intangibles for capitalized software, prepaid royalties, patents and other intellectual property), all as determined on a consolidated basis in accordance with generally accepted accounting principles.

           "CONTRACTUAL REQUIREMENTS" means all material agreements, covenants, conditions and restrictions applicable to each Parcel or Unit and/or the construction, ownership, operation or use thereof.

           "CREDIT AGREEMENT" means each credit or loan agreement which has been entered into between the Lessor and a lender or lenders and approved by the Lessee related

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                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY
                                      -6-

to the financing of Property or Equipment, as the same may be amended, restated, modified or supplemented from time to time with the approval of the Lessee.

           "DUFF & PHELPS" has the meaning set forth in the definition of "Level 1" in this Section 1.

           "EFFECTIVE DATE" means, with respect to any Parcel of Property or Unit of Equipment, the date on which such Parcel or Unit becomes subject to this Lease, as evidenced by execution by the Lessee and the Lessor of an AFL Unit Leasing Record or a Unit Leasing Record, as the case may be, or a Unit Leasing Record with respect to such Unit.

           "EQUIPMENT" means personal property of any type, leased or to be leased hereunder and, when leased, evidenced by Unit Leasing Records or AFL Unit Leasing Records, and all related appliances, appurtenances, accessions, furnishings, materials and parts leased or to be leased by the Lessor to the Lessee as provided herein and including all replacements and subsequent replacements of such related appliances, appurtenances, accessions, furnishings, materials and parts. "UNIT", when referring to the personal property leased under this Lease, means a particular item of Equipment, as the context may require.

           "EVENT OF DEFAULT" has the meaning set forth in Section 18 hereof.

           "EXTENDED TERM" has the meaning set forth in paragraph (b) of
Section 6 hereof.

           "GOVERNMENTAL ACTION" has the meaning set forth in paragraph (d) of Section 2 hereof.

           "GROUND LEASE" has the meaning set forth in Section 29 hereof.

           "GUARANTEE" means the guarantee agreement, dated as of the date hereof, by and between the Guarantor and the Lessor, as the same may be amended, restated, modified or supplemented from time to time.

           "GUARANTOR" means Silicon Graphics, Inc., a Delaware corporation (the parent of Lessee), and its successors.

           "IMPLIED SENIOR DEBT RATING" means with respect to any debt ratings, if in existence, of the Guarantor's subordinated debt from any or all of Duff & Phelps, S&P and Moody's, two rating notches higher than such subordinated debt rating.

           "INDEMNIFIED PERSON" has the meaning set forth in Section 11 hereof.

           "INITIAL TERM" has the meaning set forth in paragraph (a) of
Section 6 hereof.

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                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY
                                      -7-

           "INSURANCE REQUIREMENTS" means all terms of any insurance policy required by this Lease covering or applicable to any Property or Equipment, all requirements of the issuer of any such policy, all statutory requirements and all orders, rules, regulations and other requirements of any governmental body related to insurance applicable to any Property or Equipment.

           "LEASE RATE DATE" has the meaning set forth in paragraph (b) of
Section 7 hereof.

           "LEASE TERM" means, with respect to any Parcel of Property or Unit of Equipment, the Initial Term plus the Extended Term thereof.

           "LEGAL REQUIREMENTS" means all laws, judgments, decrees, ordinances and regulations and any other governmental rules, orders and determinations and all requirements having the force of law, now or hereinafter enacted, made or issued, whether or not presently contemplated, including, without limitation, all requirements of labor laws and environmental statutes, compliance with which is required at any time from the date hereof through the Lease Term and any Renewal Term, whether or not such compliance shall require structural, unforeseen or extraordinary changes to any Property or Equipment or the operation, occupancy or use thereof.

           "LESSEE" has the meaning set forth in the first paragraph of this Lease.

           "LESSOR" means Virtual Funding, Limited Partnership or any successor or successors to all of its rights and obligations as the Lessor hereunder and, for purposes of Section 11 hereof, shall include any partnership (general or limited), corporation, trust, in-dividual or other entity which computes its liability for income or other taxes on a consolidated basis with Virtual Funding, Limited Partnership or the income of which for purposes of such taxes is, or may be, determined or affected directly or indirectly by the income of the Lessor or its successor or successors.

           "LEVEL 1" means when the Guarantor's senior debt rating or, if the Guarantor has no senior debt rating, when the Guarantor's Implied Senior Debt Rating is AAA by Duff & Phelps Ratings Corporation, or any successor corporation thereto ("Duff & Phelps") or if the Guarantor has no senior debt rating or Implied Senior Debt Rating from Duff & Phelps, AAA by Standard & Poor's Corporation, or any successor corporation thereto ("S&P"), or if the Guarantor has no senior debt rating or Implied Senior Debt Rating from either Duff & Phelps or S&P, Aaa by Moody's Investors Service, Inc. or any successor corporation thereto ("Moody's").

           "LEVEL 2" means when the Guarantor's senior debt rating or, if the Guarantor has no senior debt rating, when the Guarantor's Implied Senior Debt Rating is not Level 1 and when the Guarantor's senior debt rating, or if the Guarantor has no senior debt rating, when the Guarantor's Implied Senior Debt Rating is AA+, AA, AA-, A+, A or A- by Duff & Phelps, and if

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                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY
                                      -8-

the Guarantor has no senior debt rating or Implied Senior Debt Rating from Duff & Phelps, AA+, AA, AA-, A+, A or A- by S&P or if the Guarantor has no senior debt rating or Implied Senior Debt Rating from either Duff & Phelps or S&P, Aa1, Aa2, Aa3, A1, A2 or A3 by Moody's and if the Guarantor's senior debt or subordinated debt is not rated by any of Duff & Phelps, S&P or Moody's, when the Guarantor's private debt is rated NAIC 1 by the National Association of Insurance Commissioners ("NAIC"), provided, however, that if the Guarantor's private debt rating has not been reviewed and affirmed by the NAIC within the previous 15 month period, then when Merrill Lynch Fixed Income Research Rating is 7.0 or higher.

           "LEVEL 3" means when the Guarantor's senior debt rating or, if the Guarantor has no senior debt rating, when the Guarantor's Implied Senior Debt Rating is not Level 1 or Level 2 and when the Guarantor's senior debt rating, or if the Guarantor has no senior debt rating, when the Guarantor's Implied Senior Debt Rating is BBB+, BBB or BBB- by Duff & Phelps, and if the Guarantor has no senior debt rating or Implied Senior Debt Rating from Duff & Phelps, BBB+, BBB, or BBB- by S&P or if the Guarantor has no senior debt rating or Implied Senior Debt Rating from either Duff & Phelps or S&P, Baa1, Baa2 or Baa3 by Moody's and if the Guarantor's senior debt or subordinated debt is not rated by any of Duff & Phelps, S&P or Moody's, when the Guarantor's private debt is rated NAIC 2 by the NAIC, provided, however, that if the Guarantor's private debt rating has not been reviewed and affirmed by the NAIC within the previous 15 month period, then when Merrill Lynch Fixed Income Research Rating is 6.0 or higher but less than 7.0.

           "LEVEL 4" means when the Guarantor's senior debt rating or, if the Guarantor has no senior debt rating, when the Guarantor's Implied Senior Debt Rating is not Level 1, Level 2, Level 3 or Level 4 and when the Guarantor's senior debt rating, or if the Guarantor has no senior debt rating, when the Guarantor's Implied Senior Debt Rating is BB+, BB or BB- by Duff & Phelps, and if the Guarantor has no senior debt rating or Implied Senior Debt Rating from Duff & Phelps, BB+, BB or BB- by S&P, or if the Guarantor has no senior debt rating or Implied Senior Debt Rating from either Duff & Phelps or S&P, Ba1, Ba2 or Ba3 by Moody's and if the Guarantor's senior debt or subordinated debt is not rated by any of Duff & Phelps, S&P or Moody's, when the Guarantor's private debt is rated NAIC 3 by the NAIC provided, however, that if the Guarantor's private debt rating has not been reviewed and affirmed by the NAIC within the previous 15 month period, then when Merrill Lynch Fixed Income Research Rating is 5.0 or higher but less than 6.0.

           "LEVEL 5" means when the Guarantor's senior debt rating or if the Guarantor has no senior debt rating, when the Guarantor's Implied Senior Debt Rating is not Level 1, Level 2, Level 3 or Level 4 and when the Guarantor's senior debt rating, or if the Guarantor has no senior debt rating, when the Guarantor's Implied Senior Debt Rating is B+ or below by Duff & Phelps, and if the Guarantor has no senior debt rating or Implied Senior Debt Rating from Duff & Phelps, B+ or below by S&P or if the Guarantor has no senior debt rating or Implied Senior Debt Rating from either Duff & Phelps or S&P, B1 or below by Moody's and if the Guarantor's senior

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                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY
                                      -9-

debt or subordinated debt is not rated by any of Duff & Phelps, S&P or Moody's when the Guarantor's private debt is rated NAIC 4 by the NAIC, provided, however, that if the Guarantor's private debt rating has not been reviewed and affirmed by the NAIC within the previous 15 month period, then when Merrill Lynch Fixed Income Research Rating is below 5.0.

           "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing).

           "MERRILL" means Merrill Lynch Money Markets Inc., a Delaware corporation.

           "Merrill Leasing" means ML Leasing Equipment Corp., a Delaware corporation.

           "Merrill Lynch" means Merrill Lynch & Co., Inc., a Delaware corporation.

           "MONTHLY RENT COMPONENT" means, (i) with respect to each Parcel of Property (other than a Parcel acquired and built pursuant to the Agreement for Lease) or Unit of Equipment, for each calendar month during the Lease Term of such Parcel or Unit, the amount determined in accordance with Schedule B, if any, to the Unit Leasing Record relating to such Parcel or Unit, (ii) with respect to a Parcel of Property or Unit of Equipment acquired and/or built pursuant to the Agreement for Lease, the amount determined in accordance with Schedule B, if any, to the AFL Unit Leasing Record relating to such Parcel of Property or Unit of Equipment. With respect to each Unit of Equipment, if no amount for such Unit of Equipment shall be provided in Schedule B to such Unit Leasing Record or AFL Unit Leasing Record, as the case may be, the Acquisition Cost of such Unit of Equipment divided by the number of calendar months in the Lease Term with respect to such Unit. Schedule B to the Unit Leasing Record or AFL Unit Leasing Record shall be completed as to the Acquisition Cost of the Parcel and the amortization schedule for such Parcel, which schedule shall, unless otherwise agreed to in writing by Lessor and Lessee, reflect mortgage amortization over the Lease Term of the Acquisition Cost, as agreed upon by the Lessee and the Lessor, provided that the Lessee shall not be required to amortize the Acquisition Cost of the underlying land.

           "MOODY'S" has the meaning set forth in the definition of "Level 1" in this Section 1.

           "MORTGAGEABLE GROUND LEASE" means a Ground Lease for a Parcel of Property to be subleased to the Lessee which is delivered to the Lessor for execution by the Lessor, or assigned to the Lessor by an assignment in form and substance satisfactory to the Lessor, and having such terms and characteristics as may be required by the Lessor and any Assignee, which terms and characteristics shall include, without limitation, the following:
(a) free assignability of the ground lessee's interest to (i) any lender as security for a borrowed money obligation of the

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                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

Lessor and, upon foreclosure of such security, freely assignable by such lender to any third party, and (ii) any purchaser in connection with a sale of such Parcel of Property pursuant to the provisions of this Lease or the Agreement for Lease (the Lessor and any Assignee being released from liability upon such assignment); (b) a term (including renewals) of at least ten (10) years in excess of the Lease Term of the Parcel of Property to which such Ground Lease relates; (c) no provisions for percentage or variable rent;
(d) permit any lawful use; (e) no provision for a security deposit; (f) a requirement that any Assignee or any lender will receive copies of all notices of default delivered under or pursuant to such Ground Lease; (g) a provision that any Assignee or any lender shall have the right to cure any defaults thereunder (whether monetary or nonmonetary in nature), and in the event of such cure to receive a new ground lease on the same terms as the original Ground Lease; (h) a recourse limitation section in accordance with the language set forth in Section 31 hereof; (i) a prohibition of any mortgages or other Liens on the underlying fee, except Permitted Liens; and
(j) no provision requiring the Lessor to indemnify any Person. A Mortgageable Ground Lease shall be delivered with such estoppel certificates, recognition and attornment agreements, or confirmation of customary mortgagee protection as are reasonably acceptable to the Lessor and any Assignee.

           "NAIC" has the meaning set forth in the definition of "Level 1" of this Section 1.

           "NORTH SHORELINE PROPERTY" means the Parcel of Property located at 1401-1499 North Shoreline Boulevard, Mountain View, California.

           "PERMITTED CONTEST" has the meaning set forth in paragraph (a) of
Section 28 hereof.

           "PERMITTED LIENS" means the following Liens and other matters affecting the title of any Parcel of Property or Unit of Equipment: (a) Liens securing the payment of taxes, assessments and other governmental charges or levies which are either not delinquent or, if delinquent, are being contested by the Lessee in good faith as a Permitted Contest; (b) zoning and planning restrictions, subdivision and platting restrictions, easements, rights-of-way, licenses, reservations, covenants, conditions, waivers, restrictions on the use of any Parcel of Property, now or hereinafter enacted, minor encroachments or minor irregularities of title, none of which materially impairs the intended use or value of such Parcel of Property by the Lessee; (c) reservations of mineral interests; (d) the Lien created pursuant to a Credit Agreement; (e) leases and licenses in effect with respect to any Parcel of Property which are permitted by this Lease or which are delivered to and accepted by the Lessor prior to such Parcel's Effective Date; and (f) such other or additional matters as may be approved in writing by the Lessor and any applicable Assignee.

                                          (x)

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                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           "PERSON" means any individual, corporation, partnership, joint venture, association joint-stock company, trust, unincorporated organization of government or any agency or political subdivision thereof.

           "POTENTIAL DEFAULT" means any event which, but for the lapse of time, or giving of notice, or both, would constitute an Event of Default.

           "PROPERTY" means any and all parcels of land together with all buildings and other improvements (including, without limitation, the attachments, appliances, equipment, machinery and other affixed property which, in each case, would constitute "fixtures" under Section 9-313(1)(a) of the Uniform Commercial Code) now or hereafter located on such parcels of land, leased or to be leased hereunder and when leased, evidenced by Unit Leasing Records or AFL Unit Leasing Records, and the respective easements, rights and appurten-ances relating to such parcels of land, buildings and improvements. "PARCEL" or "PARCEL OF PROPERTY" means a specific parcel or parcels of Property.

           "RECONCILIATION AMOUNT" has the meaning set forth in paragraph (f) of Section 7 hereof.

           "REMOVABLE PROPERTY" has the meaning set forth in paragraph (e) of
Section 9 hereof.

           "RENEWAL TERM" has the meaning set forth in paragraph (b) of
Section 13 hereof.

           "RESPONSIBLE OFFICER" shall mean the President, Vice President, Secretary or Treasurer of the particular entity referenced, or any other officer or similarly authorized person responsible for the administration of the obligations of the Lessee, in the case of the Lessee, or the Guarantor, in the case of the Guarantor, with respect to this Lease or the Guarantee, respectively.

           "S&P" has the meaning set forth in the definition of "Level 1" in this Section 1.

           "TAKING" has the meaning set forth in paragraph (a) of Section 16 hereof.

           "UNIT LEASING RECORD" means an instrument, substantially in the form of Exhibit C hereto, evidencing, except in the case of any Parcel or Parcels of Property acquired and built pursuant to the Agreement for Lease, the lease of any Parcel or Parcels of Property or Unit or Units of Equipment under this Lease.

                                          (xi)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           "VARIABLE COMPONENT OF BASIC RENT" has the meaning set forth in the definition of Basic Rent in Section 1 hereof.

2.            Representations, Warranties and Agreements of Lessee.

           The Lessee represents, warrants and covenants to the Lessor:

           (a) Corporate Matters. The Lessee (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, (ii) has full power, authority and legal right to own and operate its properties and to conduct its business as presently conducted and to execute, deliver and perform its obligations under this Lease and any Consent, and (iii) is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification.

           (b) Binding Agreement. This Lease has been duly authorized, executed and delivered by the Lessee and, assuming the due authorization, execution and delivery of this Lease by the Lessor, this Lease is a legal, valid and binding obligation of the Lessee, enforceable according to its terms.

           (c) Compliance with Other Instruments. The execution, delivery and performance by the Lessee of this Lease and any Consent will not result in any violation of any term of the articles of incorporation or the by-laws of the Lessee, do not require stockholder approval or the approval or consent of any trustee or holders of indebtedness of the Lessee except such as have been obtained prior to the date hereof and will not conflict with or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than a Permitted Lien) upon any property or assets of the Lessee under, any indenture, mortgage or other agreement or instrument to which the Lessee is a party or by which it or any of its property is bound, or any existing ap-plicable law, rule, regulation, license, judgment, order or decree of any government, governmental body or court having jurisdiction over the Lessee or any of its activities or properties.

           (d) Governmental Consents. There are no consents, licenses, orders, authorizations, approvals, waivers, extensions or variances of, or notices to or registrations or filings with (each a "Governmental Action"), any governmental or public body or authority which are or will be required in connection with the valid execution, delivery and performance of this Lease, except for customary governmental licenses, permits and approvals in connection with the use and occupancy of any Parcel of Property or the use of any Unit of Equipment by Lessee in the conduct of its business each of which will be timely obtained by the Lessee, or any Governmental Action (i) which is or will be required in connection with any participation by the Lessor in the transaction contemplated by any bill of sale, deed, assignment, assumption,

                                        (xii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

ownership agreement, operating agreement, or other agreement relating to any Property or Equipment or (ii) which is or will be required to be obtained by the Lessor, the Lessee, Merrill, Merrill Leasing, any Assignee or any Affiliate of the fore-going, during the term of this Lease, with respect to any Property or Equipment except such Governmental Actions, (A) as have been duly obtained, given or accomplished, with true copies thereof delivered to the Lessor, and (B) as may be required by applicable law not now in effect.

           (e) Financial Statements. The Lessee has furnished to the Lessor copies of the Guarantor's Annual Report on Form 10-K for the year ended June 30, 1993 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 1993. The financial statements contained in such documents fairly present the financial position, results of operations and statements of cash flow of the Guarantor as of the dates and for the periods indicated therein and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis.

           (f) Changes. Since September 30, 1993, there has been no material adverse change in the financial condition or business of the Guarantor nor any change which would materially impair the ability of the Lessee to perform its obligations under this Lease or materially impair the ability of the Guarantor to perform its obligations under the Guarantee.

           (g) Litigation. There is no action, suit, proceeding or investigation at law or in equity by or before any court, governmental body, agency, commission or other tribunal now pending or, to the best knowledge of Lessee threatened, against or affecting the Lessee or the Guarantor or any property or rights of the Lessee or the Guarantor which questions the enforceability of this Lease, which affects any Parcel of Property or Unit of Equipment which had not been subject to the Agreement for Lease or which, if adversely determined, would (i) affect the Lessor's title to any Parcel of Property or Unit of Equipment, (ii) have a material adverse impact on the value or use of any Parcel of Property or Unit of Equipment, or (iii) have a material adverse impact on the financial condition or business of the Lessee and the Guarantor, taken as a whole, or, which if adversely determined, would materially impair the ability of the Lessee to perform its obligations hereunder or of the Guarantor to perform its obligations under the Guarantee.

           (h) Delivery of Information. The Lessee shall deliver to the Lessor from time to time, (i) promptly, and in any event not more than 100 days after the end of the fiscal year of the Guarantor, copies of the Guarantor's Annual Reports on Form 10-K, and promptly, and in any event not more than 60 days after the end of each fiscal quarter of the Guarantor, copies of the Guarantor's Quarterly Reports on Form 10-Q, in each case accompanied by a certificate of a Responsible Officer of the Guarantor setting forth a calculation of the Guarantor's Consolidated Tangible Net Worth and promptly, any reports on Form 8-K the Guarantor files with the Securities and Exchange Commission, (ii) promptly upon request, such other information with

                                        (xiii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

respect to the Lessee's and Guarantor's operations, business, properties, assets, financial condition or litigation as the Lessor shall reasonably request, (iii) promptly after a Responsible Officer of the Lessee obtains knowledge of any Event of Default or any Potential Default hereunder, a certificate of a Responsible Officer of the Lessee specifying the nature and period of existence of such Event of Default or Potential Default, and what action, if any, the Lessee has taken, is taking, or proposes to take with respect thereto and (iv) promptly after a Responsible Officer of the Lessee obtains knowledge of any litigation of the type described in paragraph (g) of this Section 2, a certificate of a Responsible Officer of the Lessee describing such change or litigation as the case may be.

           (i) Organization. Silicon Graphics Real Estate, Inc., a California corporation ("SGREI-CA") was organized on May 6, 1993, for purposes unrelated to this transaction. The Lessee was organized on November 12, 1993 to effect a reincorporation of SGREI-CA as a Delaware corporation. SGREI-CA will be merged into the Lessee no later than March 31, 1994, whereupon the Lessee will, by operation of law succeed to all of SGREI-CA's rights and obligations.

           (j) Accuracy of Appraisal. The information furnished by the Lessee to any appraiser in connection with any appraisal report, if any, furnished by the Lessee to the Lessor with respect to any Parcel of Property or Unit of Equipment is accurate and complete in all material respects.

           (k) Compliance with Contractual Requirements, Legal Requirements and In-surance Requirements. The operation, use and physical condition of the Property and Equipment are in compliance with all Contractual Requirements, Legal Requirements and Insurance Requirements, except any Contractual Requirements and Legal Requirements, the noncompliance with which, individually or in the aggregate, (i) will not place either the Lessor or any Assignee in any danger of civil liability which the Lessor or any Assignee is not adequately indemnified for (the Lessee's obligations under Section 11 of this lease shall be deemed to be adequate indemnification if no Event of Default exists and if such civil liability is reasonably likely to be less than $5,000,000) or subject the Lessor or any Assignee to any criminal liability as a result of failure to comply therewith, (ii) will not result in a material diminution in the value of any Property or Equipment, and (iii) is consistent with prudent business practices.

           (l) Liens. No Property or Equipment is subject to any Lien, except Permitted Liens.

           (m) Agreement for Lease. The Property acquired and built pursuant to the Agreement for Lease was acquired in accordance with the terms of the Agreement for Lease and built in all material respects in accordance with Unit Plans (as defined in the Agreement for

                                         (xiv)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

Lease) relating to such Property. The representations and warranties of the Lessee, as agent, in the Agreement for Lease are true and correct in all material respects.

           (n) ERISA. The Lessee has not established and does not maintain or contribute to any employee benefit plan that is covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended, from time to time.

           (o) Status of Lessee. Not less than 90% of the Lessee's common stock is owned directly or indirectly by the Guarantor.

3.            Lease of Property or Equipment.

           (a) Subject to the terms and conditions hereof, the Lessor shall lease to the Lessee, and the Lessee may lease from the Lessor pursuant to this Lease, any Property or Equipment, when and as the Lessee has need of such Property or Equipment; provided, that:

           (i) such Property or Equipment is available for purchase or, in the case of Property only, lease pursuant to a Mortgageable Ground Lease;

           (ii) except with respect to any Parcel of Property acquired and built pursuant to the Agreement for Lease, the Lessor has approved the purchase order or acquisition with respect to such Equipment or the acquisition or ground leasing with respect to such Property (which approval shall be in the sole discretion of the Lessor);

           (iii) at the time any such Property or Equipment is to be ordered or leased hereunder there exists no Event of Default or Potential Default;

           (iv) with respect to any Property acquired and built pursuant to the Agreement for Lease, Substantial Completion (as defined in the Agreement for Lease) shall have occurred; and

           (v) the sum of (A) the Acquisition Cost of such Property or Equipment and (B) the aggregate Adjusted Acquisition Cost of all other Property or Equipment leased hereunder would not, at the time any such Property or Equipment is to be leased hereunder, exceed such amount as the Lessor and the Lessee may from time to time agree.

           (b) The lease hereunder of a Parcel of Property acquired and built pursuant to the Agreement for Lease shall be evidenced by an AFL Unit Leasing Record. Subject to the terms of paragraph (a) of Section 3 hereof, upon Substantial Completion (as defined in the

                                         (xv)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

Agreement for Lease) of a Parcel of Property acquired and built pursuant to the Agreement for Lease, the Lessee shall prepare an AFL Unit Leasing Record. The AFL Unit Leasing Record shall give a full description of the Property, its Acquisition Cost, its Initial Term, Extended Term and Renewal Term, the Monthly Rent Component with respect to such Property, and such other details as the Lessor and the Lessee may from time to time agree. Within seven (7) Business Days of the Lessor's receipt of the Certificate of Substantial Completion relating to a Parcel of Property to be leased hereunder, satisfaction of the other requirements of the Agreement for Lease and receipt of a completed and executed AFL Unit Leasing Record, the Lessor shall execute the AFL Unit Leasing Record and deliver it to the Lessee. The AFL Unit Leasing Record shall have an Effective Date of the date of execution by the Lessor of the AFL Unit Leasing Record. Execution and delivery by the Lessee of an AFL Unit Leasing Record shall constitute (i) acknowledgment by the Lessee that the Property specified in such AFL Unit Leasing Record has been delivered to the Lessee in good condition and has been accepted for lease hereunder by the Lessee as of the Effective Date of such AFL Unit Leasing Record, (ii) acknowledgment by the Lessee that the Property specified in such AFL Unit Leasing Record is subject to all of the covenants, terms and conditions of this Lease, and (iii) certification by the Lessee that the representations and warranties contained in Section 2 of this Lease are true and correct in all material respects on and as of the Effective Date of such AFL Unit Leasing Record as though made on and as of such date and that there exists on such date no Event of Default or Potential Default. Execution and delivery by the Lessor of an AFL Unit Leasing Record shall constitute acknowledgment by the Lessor that the Property specified in such AFL Unit Leasing record is subject to all of the covenants, terms and conditions of this Lease.

           (c) The lease of each Parcel of Property, other than a Parcel of Property acquired and built pursuant to the Agreement for Lease, or Unit of Equipment to the Lessee under this Lease shall be evidenced by a Unit Leasing Record. The Lessee shall prepare and execute a Unit Leasing Record with respect to each Parcel of Property or Unit of Equipment (which Unit Leasing Record may relate to more than one Unit of Equipment) and deliver it promptly to the Lessor. Contemporaneously with the payment required by paragraph (b) of Section 5 hereof, the Lessor shall execute the acceptance of such Unit Leasing Record and promptly return one copy of such Unit Leasing Record to the Lessee. Execution and delivery by the Lessor of a Unit Leasing Record shall constitute an acknowledgment by the Lessor that the Property or Unit specified in such Unit Leasing Record is subject to all of the covenants, terms and conditions of this Lease.

           (d) The Lessee shall prepare each Unit Leasing Record pursuant to the procedures provided by the Lessor. Each Unit Leasing Record shall give a full description of the Parcel or Parcels of Property or Unit or Units of Equipment covered thereby, the Acquisition Cost of each such Parcel or Unit, the Initial Term, Extended Term and Renewal Term for each such Parcel or Unit, the Monthly Rent Component with respect to each such Parcel or Unit, its location and such other details as the Lessor and the Lessee may from time to time agree.

                                         (xvi)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (e)     Execution by the Lessee of a Unit Leasing Record shall
constitute      (i) acknowledgment by the Lessee that the Property or
Equipment specified in such Unit Leasing Record has been delivered to the Lessee in good condition and has been accepted for lease hereunder by the Lessee as of the Effective Date, (ii) acknowledgment by the Lessee that the Property or Equipment specified in such Unit Leasing Record is subject to all of the covenants, terms and conditions of this Lease, and (iii) certification by the Lessee that the representations and warranties contained in Section 2 of this Lease are true and correct on and as of the Effective Date as though made on and as of the Effective Date and that there exists on the Effective Date no Event of Default or Potential Default.

           (f) In connection with any Parcel of Property acquired and built pursuant to the Agreement for Lease, within six (6) months of the Effective Date of such Parcel, the Lessee may deliver to the Lessor a Certificate of Increased Cost (as defined in the Agreement for Lease) pursuant to the Agreement for Lease setting forth the actual amount expended by the Lessee for items included in the Unit Budget (as defined in the Agreement for Lease) with respect to such Parcel while it was subject to the Agreement for Lease. If, based upon such Certificate of Increased Cost, a Completion Advance (as defined in the Agreement for Lease) is to be made, the Lessor shall execute within seven (7) Business Days of receipt of such Certificate of Increased Cost from the Lessee a revised AFL Unit Leasing Record to amend the Adjusted Acquisition Cost for such Parcel to reflect the increase in the Acquisition Cost.

4.            Operating Lease.

           Without limiting the application of Section 22 hereof, the Lessor and the Lessee hereby declare that it is their mutual intent that for accounting and regulatory purposes this Lease be treated as an operating lease and not an instrument or evidence of indebtedness, and that the relationship between the Lessor and the Lessee under this Lease shall be that of lessor and lessee only. Title to and ownership of any Property or Equipment shall at all times remain in the Lessor and at no time become vested in the Lessee except in accordance with an express provision of this Lease. The Lessee does not hereby acquire any right, equity, title or interest in or to any Property or Equipment except pursuant to the terms hereof.

5.            Delivery.

           (a) The Lessee shall acquire or order and accept Property, other than Property acquired and built pursuant to the Agreement for Lease, or Equipment pursuant to the procedures provided by the Lessor. The Lessor shall not be liable to the Lessee for any failure to obtain, or delay in obtaining, any Property or Equipment or any delay in the delivery of title to the Lessor or possession of the Property or Equipment to the Lessee.

                                        (xvii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (b) Upon acceptance for lease of a Parcel of Property, other than Property acquired and built pursuant to the Agreement for Lease, or Unit of Equipment by the Lessee and the Lessor and receipt by the Lessor of (i) the vendor's invoice or invoices for such Unit of Equipment and a contract of sale and deed with respect to each Parcel of Property, (ii) invoices or other evidence satisfactory to the Lessor for any amounts included in the Acquisition Cost of such Parcel or Unit payable to parties other than the vendor, (iii) invoices or other evidence satisfactory to the Lessor (including an appraisal with respect to a Parcel of Property or Unit of Equipment) for any amounts included in the Acquisition Cost of such Parcel or Unit that have been paid to the vendor or other parties by the Lessee and for any costs included in the Acquisition Cost of such Parcel or Unit incurred by the Lessee, (iv) with respect to each Parcel of Property, an ALTA form title insurance commitment from a title insurance company satisfactory to the Lessor, subject to no title exceptions other than those approved by the Lessor, and (v) such other documentation as the Lessor may reasonably require, the Lessor shall (A) pay to such vendor the amount of the vendor's invoice or invoices and/or contract of sale for such Parcel or Unit except to the extent previously paid by the Lessee, (B) pay to such other parties such amounts payable, except to the extent previously paid by the Lessee and (C) reimburse or pay to the Lessee for such amounts paid to the vendor or other parties by the Lessee, for such costs incurred by the Lessee and, if agreed between the Lessor and the Lessee, for the appraised value of the Property or Equipment; provided, however, that in no event shall the sum of all payments made pursuant to clauses (A), (B) and (C) above exceed the Acquisition Cost of such Property or Equipment.

           (c) The requirements for acceptance for lease hereunder of the Property acquired and built pursuant to the Agreement for Lease shall be the requirements set forth in the Agreement for Lease.

           (d) The Lessee shall ensure that the installation or erection of any Equipment is in all material respects in accordance with the specifications and requirements of the vendor thereof.

           (e) The obligations of the Lessee to pay all amounts payable pursuant to this Lease (including specifically and without limitation amounts payable under Sections 7 and 11 hereof) shall be absolute and unconditional under any and all circumstances of any character, and such amounts shall be paid without notice (other than notice specifically required by this Lease), demand (other than demand specifically required by this Lease), defense, setoff, deduction or counterclaim and without abatement, suspension, deferment, diminution or reduction of any kind whatsoever, except as herein expressly otherwise provided. The obligation of the Lessee to lease and pay Basic Rent for any and all Property or Equipment accepted for use pursuant to this Lease is without any warranty or representation, express or implied, as to any matter whatsoever on the part of the Lessor or any Assignee or any Affiliate of either, or anyone acting on behalf of any of them.

                                        (xviii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           THE LESSEE HAS SELECTED AND SHALL SELECT ALL PROPERTY OR EQUIPMENT ACQUIRED OR ORDERED ON THE BASIS OF ITS OWN JUDGMENT. NEITHER THE LESSOR NOR ANY ASSIGNEE NOR ANY AFFILIATE OF EITHER, NOR ANYONE ACTING ON BEHALF OF ANY OF THEM MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, AS TO THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, OR ANY OTHER CHARACTERISTIC, OF ANY PROPERTY OR EQUIPMENT, OR AS TO WHETHER ANY PROPERTY OR EQUIPMENT OR THE OWNERSHIP, USE, OCCUPANCY OR POSSESSION THEREOF COMPLIES WITH ANY LAWS, RULES, REGULATIONS OR REQUIREMENTS OF ANY KIND.

           AS BETWEEN THE LESSEE AND THE LESSOR, ANY ASSIGNEE OR ANY INDEMNIFIED PERSON, THE LESSEE ASSUMES ALL RISKS AND WAIVES ANY AND ALL DEFENSES, SET-OFFS, DEDUCTIONS, COUNTERCLAIMS (OR OTHER RIGHTS), EXISTING OR FUTURE, AS TO THE LESSEE'S OBLIGATION TO PAY BASIC RENT AND ALL OTHER AMOUNTS PAYABLE HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY RELATING TO:

           (A) THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, OR ANY OTHER QUALITY OR CHARACTERISTIC OF ANY PROPERTY OR EQUIPMENT, LATENT OR NOT;

           (B) ANY SET-OFF, COUNTERCLAIM, RECOUPMENT, ABATEMENT, DEFENSE OR OTHER RIGHT WHICH THE LESSEE MAY HAVE AGAINST THE LESSOR, ANY ASSIGNEE OR ANY INDEMNIFIED PERSON FOR ANY REASON WHATSOEVER ARISING OUT OF THIS OR ANY OTHER TRANSACTION OR MATTER;

           (C) ANY DEFECT IN TITLE OR OWNERSHIP OF PROPERTY OR EQUIPMENT OR ANY TITLE ENCUMBRANCE NOW OR HEREAFTER EXISTING WITH RESPECT TO THE PROPERTY OR EQUIPMENT;

           (D) ANY FAILURE OR DELAY IN DELIVERY OR ANY LOSS, THEFT OR DESTRUCTION OF, OR DAMAGE TO, ANY PROPERTY OR EQUIPMENT, IN WHOLE OR IN PART, OR CESSATION OF THE USE OR POSSESSION OF ANY PROPERTY OR EQUIPMENT BY THE LESSEE FOR ANY REASON WHATSOEVER AND OF WHATEVER DURATION, OR ANY
CONDEMNATION, CONFISCATION, REQUISITION, SEIZURE, PURCHASE, TAKING OR FORFEITURE OF ANY PROPERTY OR EQUIPMENT, IN WHOLE OR IN PART;

                                        (xix)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (E) ANY INABILITY OR ILLEGALITY WITH RESPECT TO THE USE, OWNERSHIP, OCCUPANCY OR POSSESSION OF THE PROPERTY OR EQUIPMENT BY THE LESSEE;

           (F) ANY INSOLVENCY, BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDING BY OR AGAINST THE LESSEE OR THE LESSOR OR ANY ASSIGNEE;

           (G) ANY FAILURE TO OBTAIN, OR EXPIRATION, SUSPENSION OR OTHER TERMINATION OF, OR INTERRUPTION TO, ANY REQUIRED LICENSES, PERMITS, CONSENTS, AUTHORIZATIONS, APPROVALS OR OTHER LEGAL REQUIREMENTS;

           (H) THE INVALIDITY OR UNENFORCEABILITY OF ANY BILL OF SALE OF ANY PROPERTY OR EQUIPMENT EXECUTED IN CONNECTION WITH THIS LEASE OR ANY OTHER INFIRMITY THEREIN OR LACK OF POWER OR AUTHORITY OF ANY PARTY THERETO TO ENTER INTO SUCH BILL OF SALE; OR

           (I) ANY OTHER CIRCUMSTANCES OR HAPPENING WHATSOEVER, WHETHER OR NOT SIMILAR TO ANY OF THE FOREGOING.

           THE LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS WHICH IT MAY NOW HAVE OR WHICH AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO TERMINATE, CANCEL, QUIT, RESCIND OR SURRENDER THIS LEASE EXCEPT IN ACCORDANCE WITH THE EXPRESS TERMS HEREOF. Each payment of Basic Rent, Additional Rent and any other amount due hereunder made by the Lessee shall be final, and the Lessee, without waiving any other remedies it may have, will not seek or have any right to recover all or any part of such payment from the Lessor or any Assignee for any reason whatsoever. The making of payments under this Lease by the Lessee shall not be deemed a waiver of any claim or claims that the Lessee may assert against the Lessor or any other Person. The Lessor agrees to repay the Lessee amounts paid to the Lessor to the extent such payments were made in error and were not required by any of the terms or provisions hereof.

           (f) Notwithstanding any other provision contained in this Lease, it is specifically understood and agreed that neither the Lessor nor any Assignee nor any Affiliate of either, nor anyone acting on behalf of any of them makes any warranties or representations or has any responsibility to disclose any relevant information, or has any other responsibility or duty, nor, except as set forth in Section 22 of this Lease, has the Lessor or any Assignee or any Affiliate of either, or anyone acting on behalf of any of them made any covenants or

                                         (xx)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

undertakings, as to the accounting treatment to be accorded the Lessee or as to the U.S. Federal or any state income or any other tax consequences, if any, to the Lessee as a result of or by virtue of the transactions contemplated by this Lease.

           (g) In the event the title insurance policy insuring the Lessor's interest in any Parcel of Property would not, in the absence of special insurance by the Lessee, become effective until the date of recordation of the deed, then the Lessee shall furnish such indemnity to the title insurance company as it shall require in order to insure the Lessor's interest in such Parcel of Property, effective as of the date of the Effective Date.

6.            Initial Term; Extended Term.

           (a) The "Initial Term" with respect to any Parcel of Property or Unit of Equipment leased hereunder shall commence on the Effective Date set forth in the Unit Leasing Record or the AFL Unit Leasing Record for such Parcel of Property or Unit of Equipment and shall continue for any partial first calendar month plus the number of calendar months set forth opposite such Parcel of Property or type of Equipment under the heading "Initial Term" in Exhibit A hereto, unless terminated earlier pursuant to Section 12, 13, 14, 15, 16, 19 or 20 hereof. Notwithstanding the preceding sentence, if any Ground Lease is terminated prior to the expiration of the then current term of such Ground Lease, then, as provided in paragraph (d) of Section 29 hereof, the lease of any Parcel of Property subject to such Ground Lease shall terminate on the date of termination of such Ground Lease and all of the other terms and provisions of paragraph (d) of Section 29 hereof shall apply to such termination.

           (b) The "Extended Term" with respect to any Parcel of Property or Unit of Equipment shall commence on the first day of the calendar month following the last day of the Initial Term of such Parcel or Unit and shall continue for the number of calendar months set forth opposite such Parcel of Property or type of Equipment under the heading "Extended Term" in Exhibit A hereto and specified in the Unit Leasing Record or the AFL Unit Leasing Record for such Parcel of Property or Unit of Equipment, unless terminated earlier pursuant to Section 12, 13, 14, 15, 16, 19 or 20 hereof. Notwithstanding the preceding sentence, if any Ground Lease is terminated prior to the expiration of the then current term of such Ground Lease, then, as provided in paragraph (d) of Section 29 hereof, the lease of any Parcel of Property subject to such Ground Lease shall terminate on the date of termination of such Ground Lease and all of the other terms and provisions of paragraph (d) of Section 29 hereof shall apply to such termination.

           (c) With respect to each Unit of Equipment or Parcel of Property, it is understood and agreed that the Initial Term of each Parcel of Property or Unit of Equipment shall in no event exceed 75% of its economic useful life.

                                         (xxi)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (d) Notwithstanding anything contained in this Section 6, the provisions of Sections 10 and 11 hereof and paragraph (a) of Section 15 hereof shall apply with respect to any Property or Equipment from the time such Property or Equipment is ordered by the Lessee, with the approval of the Lessor, pursuant to procedures supplied by the Lessor.

7.            Rent and Other Payments.

           (a) The Lessee hereby agrees to pay the Lessor (i) on each Basic Rent Payment Date, Basic Rent for the calendar month (or part thereof) in which such Basic Rent Payment Date falls, with respect to each Parcel of Property or Unit of Equipment leased during any part of such calendar month hereunder for which the Effective Date is before the Lease Rate Date for such calendar month, and (ii) on the Basic Rent Payment Date in the next succeeding calendar month, Basic Rent for any partial first calendar month, with respect to each Parcel of Property or Unit of Equipment for which the Effective Date is on or after the Lease Rate Date for such calendar month.

           (b) The Lessor shall furnish to the Lessee on the 16th day of each calendar month (i) the percentage referred to in paragraph (a)(iii) of the definition of "Basic Rent" in Section 1 hereof for such calendar month,
(ii) a summary of the calculations of Basic Rent and (iii) an invoice for Basic Rent payable on such Basic Rent Payment Date or, if such day is not a Business Day, on the next succeeding Business Day (the "Lease Rate Date").

           (c) The Lessee hereby agrees to pay within five (5) Business Days after demand all amounts (other than Basic Rent) payable hereunder, including, without limitation, all amounts payable to any Indemnified Person pursuant to Section 11 hereof.

           (d) Without prejudice to the full exercise by the Lessor of its rights under Sections 18 and 19 hereof, the Lessee shall pay to the Lessor from time to time, on demand, as additional rent ("Additional Rent")
(i) amounts required to reimburse the Lessor for its obligations, costs and expenses (not previously included in Basic Rent) incurred in acquiring, financing (including equity financing) and leasing the Property or Equipment, and (ii) under circumstances where any portion of an amount payable by the Lessee to the Lessor hereunder is required to be paid to a lender under a Credit Agreement and a "default rate" or interest factor would be applied to the amount owed under the Credit Agreement in respect of any such amounts, and to the extent legally enforceable, an amount computed by multiplying (A) all sums not paid by the Lessee to the Lessor as provided in this Lease on or before the date such payments are due by (B) the decimal equivalent of the percentage referred to in paragraph (a)(iii) of the definition of "Basic Rent" as most recently furnished by the Lessor, and by (C) a fraction having a numerator equal to the number of days in the period from and including the date such default rate became applicable under such Credit Agreement, to but excluding the date of payment thereof and a denominator of 365, or in a leap year, 366. The Lessee shall also pay to

                                        (xxii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

the Lessor on demand an amount equal to any expenses incurred by the Lessor in collecting such unpaid sums.

           (e) Basic Rent and Additional Rent and any other amount payable by the Lessee to the Lessor shall be paid such that immediately available funds in the full amount due are available on the date due, to the account of the Lessor at such bank, or to such account of such other Person at such bank, or otherwise as the Lessor may from time to time designate in writing to the Lessee.

                                       (xxiii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (f) During the Lease Term of any Parcel of Property or Unit of Equipment, the Lessor shall calculate, on each Lease Rate Date (except the first Lease Rate Date hereunder), the difference, if any, between (i) the Variable Component of Basic Rent paid by the Lessee for the previous calendar month and (ii) an amount equal to what the Variable Component of Basic Rent would have been for such calendar month had the Variable Component of Basic Rent been calculated using the weighted average bond yield equivalent percentage cost per annum on all Commercial Paper of the Lessor outstanding at any time or the weighted average percentage cost per annum of other borrowings outstanding at any time or a blended rate if both Commercial Paper and other borrowings are outstanding at any time (as specified in clauses
(A), (B) and (C), respectively, in subparagraph (a)(iii) of the definition of Basic Rent) during the previous calendar month (rather than during the applicable Computation Period); provided, that with respect to the Variable Component of Basic Rent for the last month of the Lease Term, such calculation shall occur on the last day of the Lease Term. On or about August 16, 1994 (or such other date that the Lessor so chooses), and thereafter on or about August 16 of each year, and on the last day of the Lease Term, the Lessor shall furnish to the Lessee a calculation of the aggregate difference between the amounts determined under clause (i) above and the correlating amounts determined under clause (ii) above (the "Reconciliation Amount") for each calendar month since the date of this Lease or each calendar month since the last time the Reconciliation Amount was calculated, whichever is later. The Lessor and the Lessee agree that if the Reconciliation Amount is a positive number, then such amount shall be credited against the amount of Basic Rent that the Lessee is required to pay on the next Basic Rent Payment Date (or Basic Rent Payment Dates, if such amount shall exceed the amount of Basic Rent payable in the next succeeding month), and if the Reconciliation Amount is a negative number, then such amount shall be payable by the Lessee on the next Basic Rent Payment Date in addition to the amount of Basic Rent due and payable on such Basic Rent Payment Date, except that with respect to the Reconciliation Amount computed on the last day of the Lease Term, such amount shall be paid by the Lessor to the Lessee (in the case of a positive number) or by the Lessee to the Lessor (in the case of a negative number) on the last day of the Lease Term. Any notices required by this paragraph (f) which are furnished to the Lessee by the Lessor shall be conclusive, absent manifest error, as to the contents thereof.

8.            Restricted Use; Compliance with Laws.

           (a) The Lessee may, subject to the terms of this Lease, use the Property or Equipment in the regular course of its business for any lawful purpose.

           (b) The Lessee shall promptly and duly execute, deliver, file and record, at the Lessee's expense, all such documents, statements, filings and registrations, and take such further action, as the Lessor shall from time to time reasonably request in order to establish, perfect and maintain the Lessor's title to and interest in the Property or Equipment and any Assignee's interest in this Lease or any Property or Equipment as against the Lessee or any third party in any

                                        (xxiv)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

applicable jurisdiction. The Lessee may, at the Lessee's own cost and expense, change the place of principal location of any Equipment. Notwithstanding the foregoing, no change of location shall be undertaken unless and until all Legal Requirements shall have been met. At least once each year prior to the anniversary of the date of this Lease, and upon request after the occurrence of a Potential Default, the Lessee shall advise the Lessor in writing where all Equipment leased hereunder as of such date is principally located.

           (c) The Lessee shall use commercially reasonable precautions to prevent loss or damage to Property or Equipment and to prevent injury to third persons or property of third persons. The Lessee shall cooperate fully with the Lessor and all insurance companies providing insurance pursuant to
Section 10 hereof in the investigation and defense of any claims or suits arising from the ownership, operation or use of any Equipment or ownership, use, or occupancy of the Property; provided, that nothing contained in this paragraph (c) shall be construed as imposing on the Lessor any duty to investigate or defend any such claims or suits. The Lessee shall comply and shall cause all Persons using or operating Equipment or using or occupying Property to comply with all Contractual Requirements, Insurance Requirements and Legal Requirements applicable to such Property or Equipment and to the acquiring, titling, registering, leasing, insuring, using, occupying, operating and disposing of Property or Equipment, and the licensing of operators thereof, except any Contractual Requirements and Legal Requirements, the noncompliance with which, individually or in the aggregate,
(i) will not place either the Lessor or any Assignee in any danger of civil liability which the Lessor or any Assignee is not adequately indemnified for (the Lessee's obligations under Section 11 of this Lease shall be deemed to be adequate indemnification if no Event of Default exists and if such civil liability is reasonably likely to be less than $5,000,000) or subject the Lessor or any Assignee to any criminal liability as a result of failure to comply therewith, (ii) will not result in a material diminution in the value of any Property or Equipment, and (iii) is consistent with prudent business practices.

           (d) Upon reasonable prior notice and upon compliance with such procedures as the Lessee may reasonably request to assure confidentiality and security, the Lessor or any Assignee or any authorized representative of either may during reasonable business hours from time to time inspect Property or Equipment and deeds, registration certificates, certificates of title and related documents covering Property or Equipment wherever the same may be located, but neither the Lessor nor any Assignee shall have any duty to make any such inspection.

           (e) The Lessee shall not, without the prior written consent of the Lessor, permit, or suffer to exist, any Lien, including mechanics' liens, in respect of any Property or Equipment or this Lease or which might interfere with the due and timely payment of any sum payable, or the exercise of any rights, or the performance of any obligations hereunder, other than Permitted Liens or those Liens placed thereon by, or arising from, the Lessor's own actions or which are subject to a Permitted Contest, and shall take such action, by bonding, deposit or payment, to remove or satisfy of record within sixty (60) days of the placing thereof, any such

                                        (xxv)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

Lien, nor may it assign any right or interest herein or in any Property or Equipment unless such assignment is made in accordance with Section 33 of this Lease. The Lessee shall not, without the prior written consent of the Lessor, sublease or otherwise relinquish possession of any Property or Equipment, except that (i) the Lessee may relinquish possession of Property or Equipment to any contractor for use in performing work for the Lessee on such Property or Equipment; provided, that such relinquishment of possession shall in no way affect the obligations of the Lessee or the rights of the Lessor hereunder and with respect to the Property or Equipment and (ii) the Lessee may sublease any Parcel of Property or Unit of Equipment; provided, that (A) (unless the sublease is to the Guarantor or an Affiliate of the Guarantor) the terms of the instrument of sublease and the identity of the sublessee shall be subject to the prior written approval of the Lessor and any Assignee, which approval shall not be unreasonably withheld or delayed,
(B) each such sublease shall expressly be made subject and subordinate to the provisions hereof and shall, at the sole option of the Lessor, by its terms be subject to termination upon the termination for any reason of this Lease,
(C) no such sublease shall modify or limit any right or power of the Lessor hereunder or affect or reduce any obligation of the Lessee hereunder, and all such obligations shall continue in full force and effect as obligations of a principal and not of a guarantor or surety, as though no such subletting had been made, and (D) any such sublease made otherwise than as expressly permitted by this paragraph (e) shall be void and of no force and effect. As additional security to the Lessor for the performance of the Lessee's obligations under this Lease, the Lessee hereby assigns to the Lessor all of its right, title and interest in and to all subleases permitted hereby. The Lessor shall have the present and continuing right to collect and enjoy all rents and other sums of money payable under any such sublease, and the Lessee hereby irrevocably assigns such rents and other sums to the Lessor for the benefit and protection of the Lessor; provided, that unless an Event of Default shall have occurred and be continuing hereunder, the Lessee shall be entitled to collect and enjoy such rents and other sums. The Lessee shall, within thirty (30) days after the execution of any such sublease, deliver a conformed copy thereof to the Lessor. Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, express or implied, to or for the performance by any contractor, laborer, materialman or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or Equipment or any part thereof. Notice is hereby given that the Lessor will not be liable for any labor, services or materials furnished or to be furnished to the Lessee, or to anyone holding any Property or Equipment or any part thereof through or under the Lessee, and that no mechanics' or other liens for any such labor, services or materials shall attach to or affect the interest of the Lessor in and to the Property or Equipment.

           (f) The Lessee shall register and title all automotive Equipment in the name of the Lessor except that, where required or permitted by law or regulation, Equipment may, with the written approval of the Lessor be registered (but not titled) in the name of the Lessee. If requested by the Lessor, the Lessee shall cause one of its officers to hold in his custody and control all registration certificates and certificates of title covering automotive Equipment, as

                                        (xxvi)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

custodian for the Lessor. The Lessee agrees to cause such officer to furnish to the Lessor, upon reasonable request, a certificate to the effect that all registration certificates and certificates of title pursuant to any Legal Requirement have been obtained and are being held on behalf of the Lessor.

           (g) On or prior to the pertinent Effective Date, the Lessee shall affix or cause to be affixed to each Unit of Equipment, except for motor vehicles in states with documents of title, in the place designated by the Lessor (or, if no such place shall have been designated, in a prominent place), labels, plates or other markings stating that such Unit of Equipment is owned by the Lessor. The Lessee shall not without the prior permission of the Lessor change or remove (or permit to be changed or removed or otherwise permit a decrease in the visibility of) any insignia or lettering which is on any Equipment at the time of delivery thereof or which is thereafter placed thereon indicating the Lessor's ownership thereof.

9.            Maintenance, Improvement and Repair
                           of Property or Equipment.

           (a) Upon request of the Lessee, the Lessor will, so long as no Event of Default shall have occurred and be continuing, assign or otherwise make available to the Lessee any and all rights or claims the Lessor may have under any vendor's or manufacturer's warranties or undertakings with respect to any Property or Equipment.

           (b) The Lessee shall pay all costs, expenses, fees and charges incurred in connection with the ownership, use or occupancy of any Parcel of Property or ownership, use and operation of any Unit of Equipment. Except as otherwise provided in Section 15 hereof, the Lessee shall at all times, at its own expense, and subject to reasonable wear and tear, keep Property or Equipment in good operating order, repair, condition and appearance. The foregoing undertaking to maintain Property or Equipment in good repair shall apply regardless of the cause necessitating repair, and as between the Lessor and the Lessee all risks of damage to Property or Equipment are assumed by the Lessee. With respect to any Parcel of Property, the undertaking to maintain in good repair shall include, without limitation, all interior and exterior repairs, whether structural or nonstructural, foreseen or unforeseen, ordinary or extraordinary and all common area maintenance including, without limitation, removal of dirt, snow, ice, rubbish and other obstructions and maintenance of sidewalks and landscaping.

           (c) With respect to any Parcel of Property, the Lessee shall pay: (i) all taxes, assessments, levies, fees, water and sewer rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time, imposed or levied upon or assessed against (A) the Parcel, (B) any Basic Rent, any Additional Rent or other sum payable hereunder or (C) this Lease, the leasehold estate hereby created, or which arises in respect of the ownership, operation, occupancy, possession or use of the Parcel;

                                       (xxvii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

(ii) all gross receipts or similar taxes (i.e., taxes based upon gross income which fail to take into account all customary deductions (e.g., ordinary operating expenses and interest) relating to the Parcel) imposed or levied upon, assessed against or measured by any Basic Rent, or any Additional Rent or other sum payable hereunder; (iii) all sales, value added, use and similar taxes at any time levied, assessed or payable on account of the acquisition, leasing or use of the Parcel; and (iv) all charges of utilities and communications services serving the Parcel. The Lessee shall not be required to pay any franchise, unincorporated business, estate, inheritance, transfer, income or similar tax of the Lessor (other than any tax referred to in clause
(ii) above) unless the Lessee receives written notice from the Lessor that such tax is imposed, levied or assessed in substitution for any other tax, assessment, charge or levy which the Lessee is required to pay pursuant to this paragraph (c); provided, however, that if at any time during the term of this Lease, the method of taxation shall be such that there shall be levied, assessed or imposed on the Lessor a capital levy or other tax directly on the rents received therefrom, or upon the value of any Parcel or any present or any future improvement or improvements on any Parcel, then all such taxes, assessments, levies or charges or the part thereof so measured or based, shall be payable by the Lessee, but only to the extent that such taxes would be payable if the Property affected were the only property of the Lessor, and the Lessee shall pay and discharge the same as herein provided. The Lessee will furnish to the Lessor, promptly after demand therefor, proof of payment of all items referred to above which are payable by the Lessee. If any such assessments may legally be paid in installments, the Lessee may pay such assessment in installments.

           (d) The Lessee shall not make any material alterations to any Equipment without the prior written consent of the Lessor, which consent shall not be withheld or delayed, unless such alteration would materially adversely affect the value of the applicable Equipment, in which case the Lessor may withhold consent to such alteration. Any improvements or additions to any Equipment shall become and remain the property of the Lessor, except that any addition to Equipment made by the Lessee shall remain the property of the Lessee if it can be removed from such Equipment without impairing the functioning of such Equipment or its resale value, excluding such addition. Any improvements or additions which do not remain property of the Lessee shall be evidenced by a revised Unit Leasing Record.

           (e) So long as no Event of Default shall have occurred and be continuing, the Lessee may, at its expense, make additions to and alterations to any Parcel of Property; provided, that upon completion of such additions or alterations (i) neither the fair market value of the Parcel of Property shall be materially reduced thereby nor the condition of such Parcel of Property materially impaired, below the value, utility or condition thereof immediately prior to such action (assuming such Parcel of Property was then of a condition and repair required to be maintained pursuant to paragraph (b) of Section 9 hereof, (ii) such additions or alterations shall not result in a change of use of such Parcel of Property, which change shall, in the reasonable judgment of the Lessor, materially increase the risk of liability to third parties, (iii) such work shall be completed in a good and workmanlike manner and in compliance with all applicable

                                        (xxviii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

Contractual Requirements, Legal Requirements and Insurance Requirements and
(iv) no exterior walls of any building or other improvement constituting a part of a Parcel of Property shall be demolished unless the Lessee has made adequate provision according to nationally recognized sound and prudent engineering and architectural standards to preserve and maintain the structural integrity of the Parcel of Property and for the restoration of such Parcel of Property to a structurally sound architectural whole and, except with respect to the North Shoreline Property, if such addition or alteration costs more than five (5%) of Acquisition Cost, the obligations of the Lessee to preserve, maintain and restore are reasonably assured to the Lessor's satisfaction. With respect to the North Shoreline Property, the Lessee presently intends to use and occupy such Unit for general, executive and administrative offices, light manufacturing, operation of training facilities, research and development and similar uses (and uses ancillary or accessory to the foregoing), in all cases in compliance with all applicable zoning and land use restrictions applicable to the Unit Premises. The Lessee will not undertake any additional uses of any portion of the North Shoreline Property without the prior written consent of the Lessor, which consent shall not be withheld unless the proposed additional use, in the reasonable judgment of the Lessor, will (i) be reasonably likely to result in a material diminution of the value of the North Shoreline Property or (ii) entail greater risks of civil or criminal liability to the Lessor, as owner of the Unit. Any and all such additions and alterations shall be and remain part of the Parcel of Property and shall be subject to this Lease, excluding, however, additions and alterations comprised of partitions, floor covering, moveable furniture and equipment, trade fixtures or other personal property (other than the Equipment) which (A) were not installed at the expense of the Lessor, (B) are not necessary for the operation of the applicable Parcel of Property for its intended use and (C) can be removed without causing damage to the remaining portion of the Property or, although their removal would cause damage to the remaining portion of the Property, are removed only upon the Lessee's repairing such damage with no resulting reduction in the fair market value of the Property (collectively, "Removable property").

           (f) Equipment, if any, included under an AFL Unit Leasing Record shall be maintained, repaired, refurbished or replaced by the Lessee when necessary in order to ensure that the Equipment located at the Parcel of Property included in such AFL Unit Leasing Record will include the Equipment listed on such AFL Unit Leasing Record or replacements for such Equipment of the kind, quality and in the quantities included in such AFL Unit Leasing Record and shall be maintained in good operating order, repair, condition and appearance (provided that the Lessee may replace such Equipment with equipment of different kind, quality and in different quantities if such replacement equipment is of equal or greater value in the Lessor's good faith judgment and is included in the FF&E Specifications, as defined in the Agreement for Lease, which relate to such Parcel of Property). As equipment is substituted for Equipment subject to the Lease, title to such substitute equipment shall automatically be transferred to the Lessor and such equipment shall be subject to this Lease and title to the existing Equipment for which such equipment is being substituted shall be released by the Lessor.

                                        (xxix)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

10.            Insurance.

           (a) Public Liability Insurance with Respect to Equipment. The Lessee will carry at its own expense public liability insurance and property damage insurance with respect to all Equipment (i) in amounts which are not less than the public liability and property damage insurance applicable to similar equipment owned, leased or held by the Lessee; provided, that in no event shall such amounts be less than $5,000,000 per occurrence, (ii) of the types usually carried by corporations engaged in the same or a similar business, similarly situated with the Lessee, and owning or operating similar equipment and which cover risk of the kind customarily insured against by such corporations, and (iii) which are maintained in effect with insurers of recognized responsibility rated "Very Good" or better by Best's Key Rating Guide. The insurance required by this paragraph (a) may be subject to such deductibles and the Lessee may self-insure with respect to the required coverage only to the extent approved in writing by the Lessor. Except to the extent otherwise so approved, self-insurance and deductibles aggregating not more than $5,000,000 are hereby approved so long as the Guarantor's senior debt rating or, if the Guarantor has no senior debt rating, Implied Senior Debt Rating is BB+ or better by Duff & Phelps, BB+ or better by S&P, Ba1 or better by Moody's or, if the Guarantor has no senior debt rating or Implied Senior Debt Rating from any of Duff & Phelps, S&P or Moody's, NAIC 2 or better by the NAIC; provided, however, that if the Guarantor's private debt rating has not been reviewed by the NAIC within the prior 15 months, than when Merrill Lynch Fixed Income Research Rating is 5.5 or higher; in all other cases self-insurance and deductibles aggregating not more than $1,000,000 are approved.

           (b) Insurance Against Loss or Damage to Equipment. The Lessee will maintain in effect with insurers of recognized responsibility rated "Good" or better by Best's Key Rating Guide, at its own expense, physical damage insurance with respect to all Equipment, which is of the type, including with respect to deductibles and limits of self-insurance usually carried by corporations engaged in the same or similar business, similarly situated with the Lessee, and owning or operating similar equipment and which cover risk of the kind customarily insured against by such corporations, and in substantially the amount applicable to similar equipment owned, leased or held by the Lessee; provided, that such insurance shall at all times be in an amount not less than the replacement cost of all Equipment. The insurance required by this paragraph (b) may be subject to such deductibles and the Lessee may self-insure with respect to the required coverage only to the extent approved in writing by the Lessor. Except to the extent otherwise so approved, self-insurance and deductibles aggregating not more than $5,000,000 are hereby approved so long as the Guarantor's senior debt rating or, if the Guarantor has no senior debt rating, Implied Senior Debt Rating is BB+ or better by Duff & Phelps, BB+ or better by S&P, Ba1 or better by Moody's or, if the Guarantor has no senior debt rating or Implied Senior Debt Rating from any of Duff & Phelps, S&P or Moody's, NAIC 2 or better by the NAIC; provided, however, that if the Guarantor's private debt rating has not been reviewed by the NAIC within the prior 15 months, than when Merrill Lynch Fixed Income Research Rating is 5.5 or

                                       (xxx)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

higher; in all other cases self-insurance and deductibles aggregating not more than $1,000,000 are approved.

           (c) Insurance with respect to Property. The Lessee will maintain or cause to be maintained insurance of the following character, on each Parcel of Property:

           (i) All risk insurance coverage against losses by fire and lightning and other risks for the full insurable replacement value of each Parcel of Property, with agreed amount endorsement or endorsements providing equivalent protection, including loss by windstorm, hail, explosion, riot (including riot attending a strike), civil commotion, aircraft, vehicles, smoke damage, and vandalism and malicious mischief, in amounts not less than the full insurable replacement value of all buildings and other improvements on each Parcel of Property, but in no event less than the replacement cost of each Parcel of Property. The term "full insurable replacement value" as used herein means the actual replacement cost, including the costs of debris removal, but excluding the cost of constructing foundation and footings.

           (ii) Comprehensive general public liability insurance covering the legal liability of the Lessor and the Lessee against claims for bodily injury, death or property damage, occurring on, in or about each Parcel of Property or occurring as a result of ownership of facilities located on each Parcel of Property or as a result of the use of products or materials manufactured, stored, processed, constructed or sold, or services rendered, on each Parcel of Property, in the minimum amount of $5,000,000 with respect to any one occurrence, accident or disaster or incidence of negligence.

           (iii) The Lessee shall comply with applicable workers' compensation laws of the states where each Parcel of Property is located, and shall maintain such insurance if and to the extent necessary for such compliance.

           (iv) Explosion insurance in respect of any boilers and similar apparatus located on each Parcel in the minimum amount of $250,000 or in such greater amounts as are then customary for property similar in use to each Parcel.

           (v) Such other insurance, in such amounts and against such risks, as is customarily maintained by operators of similar properties; provided,

                                         (xxxi)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

                 however, that in no event shall the Lessee be requested to maintain earthquake, errors and omissions, pollution or professional liability insurance.

The insurance required under this paragraph (c) shall be maintained in effect with insurers of recognized responsibility rated "Very Good" or better by Best's Key Rating Guide in the case of subsection (ii) and "Good" or better by such Guide in the case of the other subsections. Such insurance may provide for such deductibles and the Lessee may self-insure with respect to the required coverage only to the extent approved in writing by the Lessor. Except to the extent otherwise so approved, self-insurance and deductibles aggregating not more than $5,000,000 are hereby approved so long as the Guarantor's senior debt rating or, if Guarantor has no senior debt rating, Implied Senior Debt Rating is BB+ or better by Duff & Phelps, BB+ or better by S&P, Ba1 or better by Moody's or, if the Guarantor has no senior debt rating or Implied Senior Debt Rating from any of Duff & Phelps, S&P or Moody's, NAIC 2 or better by the NAIC; provided, however, that if the Guarantor's private debt rating has not been reviewed by the NAIC within the prior 15 months, than when Merrill Lynch Fixed Income Research Rating is 5.5 or higher; in all other cases self-insurance and deductibles aggregating not more than $1,000,000 are approved.

           Insurance claims by reason of damage or destruction to any Parcel of Property shall be adjusted by the Lessee, subject to the approval of the Lessor if the amount claimed exceeds $1,000,000, which approval the Lessor agrees not to unreasonably withhold or delay; provided, that the Lessor may participate at the Lessee's cost in the adjustment of any insurance claim in connection with a casualty to a Parcel of Property resulting in a termination of this Lease with respect to such Parcel.

           (d) The insurance required by this Section 10 may be provided by means of a so-called "blanket" or "umbrella" policy, provided that if such a blanket or umbrella policy is utilized by the Lessee to provide the insurance coverage required by subsections (a) or (c)(ii) hereof, such policy shall be issued by an insurer of recognized responsibility rated "Very Good" or better by Best's Key Rating Guide.

           (e)     No separate insurance not otherwise required by this
Section 10 shall be deemed required as a result of Lessee's obligations under
Section 11.

           (f) Additional Insureds; Notice. Any policies of insurance carried in accordance with this Section 10 and any policies taken out in substitution or replacement for any such policies (i) shall name the Lessor, Merrill, Merrill Lynch, Merrill Leasing, the general partner of the Lessor and its shareholders, officers and directors, the limited partners of the Lessor, and each Assignee as additional insureds, as their respective interests may appear (but without imposing upon any such Person any obligation imposed on the insured, including, without limitation, the liability to pay the premium for any such policy), (ii) with respect to

                                        (xxxii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

insurance carried in accordance with the preceding paragraphs (b), (c)(i),
(c)(iv), (c)(v) and (e) shall name the Assignee, if any, or the Lessor, if no Assignment has been made, as loss payee, (iii) with respect to insurance carried in accordance with the preceding paragraphs (b), (c) and (e), shall provide that as against the Lessor the insurers shall waive any rights of subrogation, (iv) shall provide that if the insurers cancel such insurance for any reason whatsoever, or any substantial change is made in the coverage or the same is allowed to lapse for nonpayment of premium or such insurance coverage is reduced, such cancellation, change, lapse or reduction shall not be effective as to the Lessor, Merrill, Merrill Lynch, Merrill Leasing, the general partner of the Lessor and its shareholders, officers and directors, the limited partners of the Lessor, or any Assignee for thirty (30) days after receipt by the Lessor, Merrill, Merrill Lynch, Merrill Leasing, the general partner of the Lessor and its shareholders, officers and directors, the limited partners of the Lessor, or such Assignee, as the case may be, of written notice by such insurers of such cancellation, change, lapse or re-duction, and (v) shall provide that in respect of the interest of the Lessor, Merrill, Merrill Lynch, Merrill Leasing, the general partner of the Lessor and its shareholders, officers and directors, the limited partners of the Lessor, and each Assignee in such policies the insurance shall not be invalidated by any action or inaction of the Lessee or any other Person (other than of the Lessor, Merrill, Merrill Lynch, Merrill Leasing, the general partner of the Lessor and its shareholders, officers and directors, the limited partners of the Lessor, or any such Assignee in respect of its own interest) and shall insure the interests of the Lessor, Merrill, Merrill Lynch, Merrill Leasing, the general partner of the Lessor and its shareholders, officers and directors, the limited partners of the Lessor, and each such Assignee, as they appear, regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by the Lessee or any other Person. Each liability policy (A) shall be primary without right of contribution from any other insurance which is carried by the Lessor with respect to its interest as such in the Property or Equipment and (B) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

           (g) Application of Insurance Proceeds for Loss or Taking. As between the Lessor and the Lessee it is agreed that any insurance payments received as the result of the occurrence of (i) any event of loss described in paragraph (c) of Section 15 hereof with respect to any Parcel of Property or Unit of Equipment, or (ii) any event of Taking described in Section 16 hereof shall be paid to an account of the Lessor and paid out, as set forth in paragraph (c) of Section 15 hereof.

           (h) Application of Insurance Proceeds for Other than Loss or Taking. As between the Lessor and the Lessee, the insurance proceeds of any property damage loss to any Property or Equipment, but, in the case of Property, only if in excess of $1,000,000 will be held in an account of the Lessor and applied in payment (or to reimburse the Lessee) for repairs or replacement in accordance with the terms of paragraph (b) of Section 15 hereof. The Lessee shall be entitled (i) to receive the amounts so deposited against certificates, invoices or bills

                                         (xxxiii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

reasonably satisfactory to the Lessor, delivered to the Lessor from time to time as such work or repair progresses, and (ii) to direct the investment of the amounts so deposited as provided in paragraph (i) of this Section 10. To the extent that the Lessor estimates that the cost of such work or repair shall exceed the amount of proceeds, the Lessee shall make adequate provisions for the payment thereof, which provisions shall be reasonably acceptable to the Lessor. Any moneys remaining in the aforesaid account after final payment for repairs has been made shall be paid to the Lessee.
To the extent that the insurance proceeds with respect to any property damage loss to any Property are less than $1,000,000, such proceeds shall be paid over to the Lessee by the Lessor for application to the cost of repairing or replacing the Property.

           (i) Investment. The Lessor, at the Lessee's instruction, may invest the amounts deposited with the Lessor pursuant to paragraph (h) of this Section 10 in any investments permitted under a Credit Agreement. Such investments shall mature in such amounts and on such dates so as to provide that amounts shall be available on the draw dates sufficient to pay the amounts requested by and due to the Lessee. Any interest earned on investments of such funds shall be paid to the Lessee. The Lessor shall not be liable for any loss resulting from the liquidation of each and every such investment and the Lessee shall bear the risk of such loss, if any.

           (j) Application in Default. Any amount referred to in paragraphs (f), (g) or (h) of this Section 10 which is payable to the Lessee shall not be paid to the Lessee or, if it has been previously paid to the Lessee, shall not be retained by the Lessee, if at the time of such payment an Event of Default shall have occurred and be continuing. In such event, all such amounts shall be paid to and held by the Lessor as security for the obligations of the Lessee hereunder or, at the Lessor's option, applied by the Lessor toward payment of any of such obligations of the Lessee at the time due hereunder as the Lessor may elect. At such time as there shall not be continuing any Event of Default, all such amounts at the time held by the Lessor in excess of the amount, if any, which the Lessor shall have elected to apply as above provided shall be paid to the Lessee.

           (k) Certificates. On or before the execution of this Lease, on the Effective Date with respect to any Parcel of Property or Unit of Equipment, and annually on or within 15 days after the anniversary of the date of this Lease, the Lessee will furnish to the Lessor certificates or other evidence reasonably acceptable to the Lessor certifying that the insurance then carried and maintained on each Parcel of Property or Unit of Equipment complies with the terms hereof.

                                        (xxxiv)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (l) Use or Operation of Property and Equipment. The Lessee covenants that it will not use or operate any Equipment or use or occupy any Property or permit the use or occupancy of any Property or the use or operation of any Equipment at a time when the insurance required by this
Section 10 is not in force with respect to such Property or Equipment.

           (m) Prosecution of Claims. The Lessee may, at its cost and expense, prosecute any claim against any insurer or contest any settlement proposed by any insurer, and the Lessee may bring any such prosecution or contest in the name of the Lessor, the Lessee, or both, and the Lessor will join therein at the Lessee's request; provided, that the Lessee shall indemnify the Lessor against any losses, costs or expenses (including reasonable attorneys' fees) which the Lessor may incur in connection with such prosecution or contest.

11.            Indemnities.

           The Lessee shall indemnify and hold harmless the Lessor, Merrill, Merrill Lynch, Merrill Leasing, any Assignee, any successor or successors, and any Affiliate of each of them, and their respective officers, directors, incorporators, shareholders, partners (general and limited, including, without limitation, the general and limited partners of the Lessor), employees, agents and servants (each of the foregoing an "Indemnified Person") from and against all liabilities (including, without limitation, strict liability in tort), taxes (to the extent provided in paragraph (c) of this Section 11), losses, obligations, claims (including, without limitation, strict liability in tort), damages, penalties, causes of action, suits, costs and expenses (including, without limitation, attorneys' and accountants' fees and expenses) or judgments of any nature relating to or in any way arising out of:

           (a) The ordering, delivery, acquisition, construction, title on acquisition, rejection, installation, possession, titling, retitling, registration, reregistration, custody by the Lessee of title and registration documents, ownership, use, non-use, misuse, financing, operation, transportation, repair, control or disposition, including, without limitation, disposition at the end of any Extended or Renewal Term, of any Property or Equipment, or the past, present or future presence or the release of hazardous substances on, under, to or from, or the generation on or transportation of hazardous substances to or from, or the failure to report, disclose or remediate the foregoing with respect to, any Property, leased or to be leased hereunder, (i) except to the extent that such costs are included in the Acquisition Cost of such Property or Equipment within the limitations provided in paragraph (a)(v) of Section 3 hereof (or within any change of such limitations agreed to in writing by the Lessor and the Lessee), (ii) except for any general administrative expenses of the Lessor, and (iii) except that this indemnity shall not increase any payment required to be made by the Lessee pursuant to paragraphs (b)(iii)(A), (c)(iii)(A) or (d)(iii)(A) of Section 12 of this Lease;

                                         (xxxv)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (b) The assertion of any claim or demand based upon any infringement or alleged infringement of any patent or other right, by or in respect of any Property or Equipment; provided, however, that upon request of the Lessee, the Lessor will make available to the Lessee the Lessor's rights under any similar indemnification arising from any manufacturer's or vendor's warranties or undertakings with respect to any Property or Equipment;

           (c) All U.S. Federal, state, county, municipal, foreign or other fees and taxes of whatsoever nature, including but not limited to license, qualification, franchise, sales, use, gross income, gross receipts, ad valorem, business, personal property, real estate, value added, excise, motor vehicle, occupation fees and stamp or other taxes or tolls of any nature whatsoever, and penalties and interest thereon, whether assessed, levied against or payable by the Lessor or otherwise, with respect to any Property or Equipment or the acquisition, pur-chase, sale, rental, use, operation, control, ownership or disposition of any Property or Equipment (including, without limitation, any claim by any Governmental Authority for transfer tax, transfer gains tax, mortgage recording tax, filing or other similar taxes or fees in connection with the acquisition of any Property by the Lessor or otherwise in connection with this Lease) or measured in any way by the value thereof or by the business of, investment in, or ownership by the Lessor with respect thereto; provided, that this indemnity shall not apply to (i) Federal net income taxes, (ii) to state and local taxes based on or measured by net income or imposed in lieu of a net income tax, including, without limitation, any such franchise tax, minimum and alternative minimum tax measured by items of tax preference, and any such similar tax based on doing business, capital, receipts, or net worth (hereinafter an "Income Tax"), except that such indemnity shall apply to Income Taxes (A) to the extent imposed by reason in whole or in part of (1) a relation or asserted relation of any such taxing jurisdiction to the Property or Equipment or to the transactions contemplated herein or (2) the actual or deemed use by any Person of the Property or Equipment in such taxing jurisdiction, other than in the case of both clauses (1) and (2), taxes to the extent such taxes would have been imposed by a taxing jurisdiction because of a relationship between the Lessor and such taxing jurisdiction without regard to the circumstances described in clauses (1) and (2), and (B) to the extent imposed by Delaware, New York or any State in which Property or Equipment is located as a result of the inability to claim, disallowance or other loss by Virtual Funding, Limited Partnership of deductions customarily allowed in computing net income (e.g., interest expense, financing, administrative, ordinary operating expenses and other fees and expenses, but not depreciation as the tax owner of the Property or Equipment), (iii) taxes imposed because the Indemnified Person is not a United States person within the meaning of section 7701(a)
(30) of the Code, and (iv) taxes arising upon a disposition by the Lessor in violation of its obligations set forth in the first sentence of Section 21(a) hereof or upon any assignment of the type set forth in the second sentence of
Section 21(a) hereof except for any such assignment contemplated by a Credit Agreement; or

           (d) Any violation, or alleged violation by the Lessee, of this Lease or of any contracts or agreements to which the Lessee is a party or by which it is bound or of any laws,
                                           (xxxvi)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

rules, regulations, orders, writs, injunctions, decrees, consents, approvals, exemptions, authorizations, licenses and withholdings of objection, of any governmental or public body or authority and all other Legal Requirements.

           The indemnification obligations set forth in this Section with respect to the parties herein named shall include, without limitation, all liabilities, taxes, losses, obligations, claims, damages, penalties, causes of action, suits, and to the extent reasonably incurred, costs and expenses (including, without limitation, attorneys', environmental consultants, and accountants' fees and expenses) or judgments of any nature relating to or in any way arising out of Hazardous Substances (as defined in Exhibit J to the Agreement for Lease) at, on, under, and/or migrating from or toward the North Shoreline Property or affecting the North Shoreline Property in any way or manner whatsoever and/or the noncompliance with or investigation or other action pursuant to any applicable Environmental Regulations (as defined in Exhibit J to the Agreement for Lease) by the Lessee or any other Person or with respect to the North Shoreline Property, whether or not disclosed in the Environmental Reports (as defined in Exhibit J to the Agreement for Lease).

           The Lessee shall forthwith upon demand reimburse any Indemnified Person for any sum or sums expended with respect to any of the foregoing or, upon request from any Indemnified Person, shall pay such amounts directly; provided, however, the foregoing obligations shall not qualify the Lessee's rights under Section 28 with respect to the payment of taxes. Any payment made to or on behalf of any Indemnified Person pursuant to this Section 11 shall be increased to such amount as will, after taking into account all taxes im-posed with respect to the accrual or receipt of such payment (as the same may be increased pursuant to this sentence), equal the amount of the payment, reduced by the amount of any savings in such taxes actually realized by the Indemnified Person as a result of the payment or accrual of the amounts in respect of which the payment to or on behalf of the Indemnified Person hereunder is made. To the extent that the Lessee in fact indemnifies any Indemnified Person under the indemnity provisions of this Lease, the Lessee shall be subrogated to such Indemnified Person's rights in the affected transaction and shall have a right to determine the settlement of claims therein.

           The indemnities contained in this Section 11 shall not be affected by any termination of this Lease as a whole or in respect of any Parcel of Property or Unit of Equipment leased hereunder or any failure or refusal of the Lessee to accept any Property or Equipment acquired or ordered pursuant to the terms hereof.

           Notwithstanding any provisions of this Section 11 to the contrary, the Lessee shall not indemnify and hold harmless any Indemnified Person against any claims and liabilities, including, without limitation, claims for taxes described in paragraph (c), arising from the gross negligence or willful misconduct of such Indemnified Person.

                                       (xxxvii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           In the event the Lessor shall be a party defendant to any litigation arising out of this Lease and the transactions related thereto for which the Lessee has given indemnification under this Section 11, the Lessor shall give prompt notice thereof to the Lessee by telephone and in writing. No failure or delay of the Lessor to give the notice required by this Section 11 shall excuse the obligation of the Lessee to indemnify the Lessor with respect to such litigation except to the extent that any increase in liability is a direct result of such failure or delay.

           In the event any claim, action, proceeding or suit is brought against an Indemnified Person with respect to which the Lessee would be required to indemnify such Indemnified Person, the Lessee shall have the right to assume the defense thereof, including the employment at its expense of counsel; provided that the Lessee shall not have such right, to the extent that such Indemnified Person shall deliver to the Lessee a written notice waiving the benefits of the indemnification of such Indemnified Person provided by this Section 11 in connection with such claim, action, proceeding or suit. Notwithstanding the foregoing, if (i) any criminal proceeding is brought against an Indemnified Person who is an individual, (ii) the action threatens to restrain or adversely affect the conduct of the business of the Indemnified Person, but not the business of the Lessor's ownership of the Property or Equipment under this Lease, (iii) the claim, action, proceeding or suit seeks damages of more than $5,000,000, or (iv) independent counsel to an Indemnified Person shall conclude that there may be defenses available to the Indemnified Person which are different from, or additional to, and may conflict with those available to the Lessee, the Lessee shall not have the right to assume the defense of any such action on behalf of the Indemnified Person if such Indemnified Person chooses to defend such action, and all reasonable costs, expenses and attorney's fees incurred by the Indemnified Person in defending such action shall be borne by the Lessee.
Notwithstanding the assumption of its defense by the Lessee pursuant to this paragraph, any Indemnified Person shall have the right to employ separate counsel and to participate in its defense, but the fees and expenses of such counsel shall be borne by the Indemnified Person. In addition, the Lessee will not be liable for any settlement of any claim, action, proceeding or suit unless the Lessee has consented thereto in writing. Any decision by an Indemnified Person to employ its own counsel rather than counsel selected by the Lessee (whether or not at the Lessee's expense) shall in no way affect any rights of such Indemnified Person otherwise arising under this Section 11.

                                       (xxxviii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

12.            Lessee's Right to Terminate.

           (a) So long as no Event of Default has occurred and is continuing and with respect to any Parcel of Property, the Lessee shall have the right, upon twenty (20) days' notice to the Lessor during the first three months of the Initial Term, and upon ninety (90) days' notice to the Lessor thereafter, to terminate the lease of any Parcel of Property or any or all Units of Equipment on any Basic Rent Payment Date, by arranging, at its own cost and expense, for the sale of such Property or Equipment in an arms' length transaction on the date of termination and the receipt by the Lessor of the proceeds of such sale; provided that if such sale does not occur, this Lease shall not terminate with respect to such Property or Equipment. At the time a Parcel of Property or Unit of Equipment is sold pursuant to this
Section 12, such Parcel or Unit shall not be undergoing any additions or alterations, shall be in compliance with all Contractual Requirements and Legal Requirements and shall not be subject to any Permitted Contest or any Lien, unless the proceeds of such sale will be equal to or greater than the Adjusted Acquisition Cost of such Parcel of Property or Unit of Equipment notwithstanding such ongoing additions or alterations, lack of compliance with Contractual Requirements and Legal Requirements, Permitted Contest or Lien, or unless otherwise agreed to in writing by the Lessor with respect to the sale of such Property or Equipment. As a condition to the sale under this Section of any Parcel of Property subject to a Ground Lease, the Lessor's rights under such Ground Lease shall be assigned to the purchaser. The sale of a Parcel of Property shall include all Equipment included in the Unit Leasing Record or AFL Unit Leasing Record relating to such Parcel. For purposes of this Section 12 the proceeds of sale in such case shall mean the aggregate proceeds from the sale of such Parcel and Equipment and the "Adjusted Acquisition Cost" shall mean the aggregate of the Adjusted Acquisition Costs of such Parcel and Equipment. For purposes of paragraphs
(b) (c) and (d) of this Section 12, Property shall include the aforementioned Equipment included in the same Unit Leasing Record or AFL Unit Leasing Record.

           (b) In the event the Lessee exercises its right to terminate the lease of any Equipment pursuant to this Section 12 on any Basic Rent Payment Date of the Initial Term with respect to such Equipment or in the event a termination of the lease of any Equipment occurs pursuant to Section 14 hereof and the Basic Rent Payment Date on which such termination occurs is on or before the last month of the Initial Term of such Equipment and the Lessee chooses to effect a sale pursuant to this Section:

           (i) if the proceeds of sale are greater than the Adjusted Acquisition Cost of the Equipment sold, the Lessor shall pay to the Lessee the amount by which such proceeds exceed such Adjusted Acquisition Cost;

           (ii) if the proceeds of sale are equal to or less than the Adjusted Acquisition Cost of the Equipment sold, but greater than or equal to 15%

                                          (xxxix)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

                  of the Adjusted Acquisition Cost of such Equipment, the Lessee shall pay to the Lessor an amount equal to (A) such Adjusted Acquisition Cost less (B) the proceeds of such sale; and

           (iii) if the proceeds of sale are less than 15% of the Adjusted Acquisition Cost of the Equipment sold, the Lessee shall pay to the Lessor an amount equal to the sum of (A)
                  85% of such Adjusted Acquisition Cost and (B) the amount by which the residual value of such Equipment has been reduced by wear and tear in excess of that attributable to normal use (the amount of such excess wear and tear to be such amount as the Lessor and the Lessee agree, or if no agreement is reached, the amount determined pursuant to the Appraisal Procedure).

           (c) In the event the Lessee exercises its right to terminate the lease of any Property pursuant to this Section 12 on any Basic Rent Payment Date of the Initial Term with respect to such Property or in the event a termination of the lease of any Property occurs pursuant to Section 14 hereof and the Basic Rent Payment Date on which such termination occurs is on or before the last month of the Initial Term of such Property and the Lessee chooses to effect a sale pursuant to this Section:

           (i) If the proceeds of sale are greater than the Adjusted Acquisition Cost of the Property sold, the Lessor shall pay to the Lessee the amount by which such proceeds exceed such Adjusted Acquisition Cost;

           (ii) if the proceeds of sale are equal to or less than the Adjusted Acquisition Cost of the Property sold, but greater than or equal to 20% of the Adjusted Acquisition Cost of such Property, the Lessee shall pay to the Lessor an amount equal to (A) such Adjusted Acquisition Cost less (B) the proceeds of such sale; and

            (iii)      if the proceeds of sale are less than 20% of the
                  Adjusted Acquisition Cost of the Property sold, the Lessee shall pay to the Lessor an amount equal to the sum of (A)
                  80% of such Adjusted Acquisition Cost and (B) the amount by which the residual value of such Property has been reduced by wear and tear in excess of that attributable to normal use (the amount of such excess wear and tear to be such amount as the Lessor and the Lessee agree, or if no agreement is reached, the amount determined pursuant to the Appraisal Procedure).

           (d) In the event the Lessee exercises its right to terminate the lease of any Property or Equipment pursuant to this Section 12 on any Basic Rent Payment Date during the

                                          (xli)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

Extended Term or Renewal Term with respect to such Property or Equipment or a sale of Property or Equipment occurs during the Extended Term or Renewal Term as the result of the Lessee's election under paragraph (b)(i) of Section 14 hereof:

           (i) if the proceeds of sale are greater than the Adjusted Acquisition Cost of the Property or Equipment sold, the Lessor shall pay to the Lessee the amount by which such proceeds exceed such Adjusted Acquisition Cost;

           (ii) if the proceeds of sale are equal to or less than the Adjusted Acquisition Cost of the Property or Equipment sold, but greater than or equal to 13% of such Adjusted Acquisition Cost, the Lessee shall pay to the Lessor an amount equal to (A) such Adjusted Acquisition Cost less (B) the proceeds of such sale; and

           (iii) if the proceeds of sale are less than 13% of the Adjusted Acquisition Cost, the Lessee shall pay to the Lessor an amount equal to the sum of (A) 87% of such Adjusted Acquisition Cost and (B) the amount by which the residual value of such Property or Equipment has been reduced by wear and tear in excess of that attributable to normal use (the amount of such excess wear and tear to be such amount as the Lessor and the Lessee agree, or if no agreement is reached, the amount determined pursuant to the Appraisal Procedure).

           (e)     All payments and credits referred to in paragraphs (b),
(c) and (d) above shall be made on the termination date of any Property or Equipment pursuant to this Section 12, and the parties shall account to each other for such payments and credits, and the Lessee shall pay to the Lessor all Basic Rent payable, the Variable Component of Basic Rent accrued with respect to such Property or Equipment and any Additional Rent and other amounts owing hereunder. Upon receipt by the Lessor of the proceeds of sale and all other amounts then due and owing hereunder, the Lessor shall transfer title to such Property or Equipment to the purchaser at the sale designated by the Lessee. The "proceeds of sale" referred to in paragraphs (b), (c) and
(d) shall mean the proceeds of sale without reduction for any amounts paid by the Lessee. In the event of a sale pursuant to this Section 12, neither the Lessee or any Affiliate of the Lessee shall purchase the Property or Equipment sold.

           (f)     In its notice given pursuant to paragraph (a) of this
Section 12, the Lessee shall advise the Lessor if the sale provided for in such notice will result in the applicability of paragraph (b)(iii) of Section 12, paragraph (c)(iii) of Section 12 or paragraph (d)(iii) of Section 12 hereof. If the Lessee advises the Lessor that any such Section will be applicable, the Lessor may arrange for such sale to be made to a purchaser designated by the Lessor, if such purchaser

                                         (xli)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

will pay an amount sufficient to render paragraph (b)(iii) of Section 12, paragraph (c)(iii) of Section 12 or paragraph (d)(iii) of Section 12 hereof inapplicable. Unless the Lessor shall arrange for such sale and shall give the Lessee notice thereof within thirty (30) days of the Lessee's notice during the first three months of the Initial Term or within thirty (30) days of the Lessor's receipt of the Lessee's notice at any other time, the Lessee may proceed with the sale to a purchaser designated by it. Within thirty
(30) days of the Lessee's receipt of the Lessor's notice provided for in the preceding sentence, the Lessee may arrange for such sale to be made to another purchaser designated by it, if such purchaser shall pay an amount sufficient to render paragraph (b)(iii) of Section 12, paragraph (c)(iii) of
Section 12 or paragraph (d)(iii) of Section 12 hereof inapplicable.

           (g) If the Lessor and the Lessee shall not agree on the amount of "wear and tear in excess of that attributable to normal use", the Appraisal Procedure shall include as "wear and tear in excess of that attributable to normal use", among other things, all reductions in the value of the Property or the Equipment which result from actions of the Lessee, whether or not permitted by the terms of the Agreement for Lease or this Lease, in amending, modifying or supplementing the Design Development Drawings (as defined in the Agreement for Lease), the Unit Plans (as defined in the Agreement for Lease), the Unit Budget (as defined in the Agreement for Lease) or the Unit FF&E Specifications (as defined in the Agreement for Lease); which result from any encroachment by the Property or overhang of the Property on any easement or right-of-way on the land of others and any similar actions by Lessee as described in Section 16(c) during the period the Property was subject to the Agreement for Lease or this Lease; which result from any improvement, addition or alteration to the Property or Equipment, or because Equipment has not been installed in accordance with the specifications and requirements of the vendor thereof; or which result from the Unit Improvements (as defined in the Agreement for Lease) not being built in accordance with the Unit Plans (as defined in the Agreement for Lease) or the Design Development Drawings (as defined in the Agreement for Lease); or, with respect to the North Shoreline Property, which result from a change of use thereof.

13.            Lessee's Rights of Purchase and Renewal.

           (a) So long as no Event of Default has occurred and is continuing, the Lessee shall have the right, upon twenty (20) days' written notice to the Lessor during the first three months of the Initial Term and upon ninety (90) days' written notice to the Lessor at any other time, to purchase any Parcel of Property or Unit of Equipment on any Basic Rent Payment Date for an amount equal to its Adjusted Acquisition Cost. In connection with any purchase under this paragraph (a), on the Basic Rent Payment Date upon which such purchase occurs, the Lessee shall pay to the Lessor the purchase price, all Basic Rent payable, the Variable Component of Basic Rent accrued with respect to such Property or Equipment and any Additional Rent and other amounts owing hereunder. Upon payment of such amounts, the Lessor shall transfer the Parcel of Property to the Lessee or any Person designated by the Lessee.

                                        (xlii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (b) So long as no Event of Default has occurred and is continuing, the Lessee shall have the right, upon ninety (90) days' written notice to the Lessor, to renew the lease of any Parcel of Property or Unit of Equipment for a term (the "Renewal Term") equal to the number of calendar months set forth opposite such Parcel of Property or type of Equipment under the heading "Renewal Term" in Exhibit A hereto, commencing on the first day of the calendar month following the last day of the Lease Term thereof at the fair market rental, except that, in the case of the North Shoreline Property, the fair market rental shall be an amount equal to 0.125% per month of the Acquisition Cost of such Property.

           (c) Except to the extent noted above, the fair market rental value of any Parcel of Property or Unit of Equipment for purposes of paragraph (b) of this Section 13 shall be as agreed by the Lessor and the Lessee or, if they are unable to agree, pursuant to the Appraisal Procedure.

14.            Lessor's Right to Terminate.

           (a) The Lessor shall have the right upon written notice to the Lessee to terminate the lease of any or all Property or Equipment as of a Basic Rent Payment Date stipulated in such notice if (i) at any time, for any reason (other than an Event of Default by the Lessor under a Credit Agreement (as therein defined) which has not been caused by or resulted from an Event of Default under this Lease or from a breach by the Lessee of its obligations under any agreement or document executed and delivered in connection with this Lease), Commercial Paper cannot be issued by the Lessor upon terms reasonably acceptable to the Lessor, the Lessor cannot arrange for bank borrowings to finance or refinance the purchase of such Property or Equipment upon terms reasonably acceptable to the Lessor, and the Lessor may no longer make or continue borrowings under a Credit Agreement sufficient to finance or refinance such purchase, (ii) at any time, for any reason (other than an Event of Default by the Lessor under a Credit Agreement (as therein defined) which has not been caused by or resulted from an Event of Default under this Lease or from a breach by the Lessee of its obligations under any agreement or document executed and delivered in connection with this Lease), a limited partner or partners of the Lessor cannot arrange for borrowings from the bank or banks acting as lender under a Credit Agreement in an amount equal to such limited partners' limited partnership interest or interests in the Lessor or
(iii) such bank or banks which shall act as lender to a limited partner or partners of the Lessor shall make a material change in the terms of any such lending arrangement a condition precedent to the extension of such lending arrangement without a corresponding change being effected under the Credit Agreement to which such lender is a party.

                                      (xliii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (b) In the event of a termination with respect to any or all Property or Equipment pursuant to paragraph (a) of this Section 14, the Lessee shall be required, at its option, either (i) to arrange for such Property or Equipment to be sold under the terms and subject to the conditions of Section 12 above and with the consequences therein provided, except that such sale must occur on the Basic Rent Payment Date stipulated in the written notice contemplated in paragraph (a) of this Section 14, or (ii) to purchase, on the Basic Rent Payment Date stipulated in the written notice contemplated by paragraph (a) of this Section 14, such Property or Equipment for cash at its Adjusted Acquisition Cost. In connection with any purchase or sale under this paragraph, on the Basic Rent Payment Date upon which such purchase or sale occurs, the Lessee shall pay to the Lessor, in addition to any purchase price payable, all Basic Rent payable, the Variable Component of Basic Rent accrued with respect to such Property or Equipment and any Additional Rent and other amounts owing hereunder.

15.            Loss of or Damage to Property or Equipment.

           (a) The Lessee hereby assumes all risk of loss of or damage to Property or Equipment, however caused. No loss of or damage to any Property or Equipment shall im-pair any obligation of the Lessee under this Lease, which shall continue in full force and effect with respect to any lost or damaged Property or Equipment. The Lessee hereby expressly waives the benefits of Sections 1932 and 1933 of the California Civil Code.

           (b) In the event of damage of any kind whatsoever to any Property or Equipment (unless paragraph (c) of this Section shall be applicable thereto) the Lessee, at its own cost and expense, shall place the same in good operating order, repair, condition and appearance. The Lessee's right to any proceeds paid under any insurance policy or policies required under Section 10 of this Lease with respect to any such damage to any Property or Equipment which has been so placed by the Lessee in good operating order, repair, condition and appearance is governed by paragraph
(h) of Section 10 hereof.

                                        (xliv)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (c) If any Property or Equipment is lost, stolen, destroyed, seized, confiscated, rendered unfit for use or damaged to such an extent (in the reasonable judgment of the Lessee) that it is not practical for the Lessee to repair and restore such Property or Equipment, or if the use thereof by the Lessee in the ordinary course of business is prevented by the act of any third Person or Persons or governmental instrumentality for a period exceeding ninety (90) days, or if such Property or Equipment is attached (other than on a claim against the Lessor as to which the Lessee is not obligated to indemnify the Lessor) and the attachment is not removed within ninety (90) days, or if a Taking as described in Section 16 shall occur, then in any such event, (i) the Lessee shall promptly notify the Lessor in writing of such event, (ii) on the Basic Rent Payment Date following such event the Lessee shall pay to the Lessor an amount equal to the Adjusted Acquisition Cost of such Property or Equipment, (iii) the Lease Term or Renewal Term of such Property or Equipment shall con-tinue until the Basic Rent Payment Date on which the Lessor receives payment from the Lessee of the amount payable pursuant to this paragraph (c) and of Basic Rent payable, the Variable Component of Basic Rent accrued with respect to such Property or Equipment and any Additional Rent and other amounts owing hereunder, and shall thereupon terminate and (iv) the Lessor shall on such Basic Rent Payment Date transfer title to such Property or Equipment to the Lessee, and the Lessee shall be subrogated to the Lessor's rights resulting from such event. Insurance and condemnation proceeds, if any, received by the Lessor in excess of the Adjusted Acquisition Cost of the affected Property or Equipment, so long as no Event of Default has occurred and is continuing, shall be paid by the Lessor to the Lessee upon the payment by the Lessee of all amounts referred to in the preceding sentence or, if an Event of Default has occurred and is continuing, shall be applied to amounts owing by the Lessee under this Lease, and any excess shall be paid to the Lessee.

16.            Condemnation and Dedication of Property; Easements.

                                         (xlv)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (a) If the use, occupancy or title to all or a substantial portion of a Parcel of Property is taken, requisitioned or sold in, by or on account of actual or threatened eminent domain proceedings or other action by any person or authority having the power of eminent domain (such events collectively referred to as a "Taking"), then the Lease Term or Renewal Term of such Parcel of Property shall terminate as provided in paragraph (c) of
Section 15 hereof. Upon receipt of proceeds from any award or sale made in connection with such Taking, if the Lessee has paid all amounts owing under paragraph (c) of Section 15 hereof, so long as no Event of Default has occurred and is continuing, the Lessor shall remit to the Lessee the net amount of such proceeds remaining after reimbursement for all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Lessor in connection with the negotiation and settlement of any proceedings related to such Taking, or if an Event of Default has occurred and is continuing, such proceeds shall be applied to amounts owing by the Lessee under this Lease, and any excess shall be paid to the Lessee. A Taking shall be deemed substantial if the remainder of the Parcel of Property is unusable for the Lessee's ordinary business purposes. Lessee may conclusively establish that a Taking is "substantial" by so notifying the Lessor and any Assignee. The Lessee hereby expressly waives the benefits of
Section 1265.130 of the California Code of Civil Procedure.

           (b) If less than a substantial portion of a Parcel of Property is subject to a Taking, then this Lease shall continue in effect as to the portion of the Parcel not taken and any net proceeds, so long as no Event of Default has occurred and is continuing, shall be paid to the Lessee; provided that if as a result of all such partial Takings the aggregate proceeds received are greater than $2,000,000, then the proceeds shall be paid to, or retained by, the Lessor and any portion of such proceeds remaining after application to amounts then due and owing to the Lessor shall be applied to reduce the Adjusted Acquisition Cost of the affected Parcel or Parcels. Such reduction shall be evidenced by a revised Unit Leasing Record or AFL Unit Leasing Record, as the case may be.

           (c) So long as no Event of Default hereunder has occurred and is continuing, the Lessee shall have the right (i) to grant minor easements for the benefit of any Parcel of Property, (ii) to voluntarily dedicate or convey, as required, portions of any Parcel of Property for road, highway and other public purposes and (iii) to voluntarily execute petitions to have any Parcel of Property or a portion thereof annexed to any municipality or included within any utility, highway or other improvement or service district, provided that the Lessee promptly and diligently performs, at its sole cost and expense, restoration repairs, or other work required. If any monetary consideration is paid for any such easement or dedication, the Lessee shall be entitled to receive or retain such consideration; provided that if the aggregate consideration received for all such easements or dedications is greater than $2,000,000, then such consideration shall be paid to the Lessor and any portion of such consideration remaining after application to amounts then due and owing to Lessor shall be applied to reduce the Adjusted Acquisition Cost

                                      (xlvi)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

of the affected Parcel or Parcels. Such reduction shall be evidenced by a revised Unit Leasing Record or AFL Unit Leasing Record, as the case may be.

           The Lessee shall exercise the above power to grant without the joinder of the Lessor, except that the Lessor will cooperate, without unreasonable delay and at the Lessee's expense, as necessary and join in the execution of any appropriate instrument or shall execute any separate instrument as necessary. As a condition precedent to the Lessee's exercise of any of the Lessee's powers under this Section 16, the Lessee shall provide to the Lessor a certificate of the Lessee stating that such action will not materially adversely affect either the fair market value of such Property or the use of such Property for its intended purpose, will not affect the Lessor's ability to exercise its rights and remedies under this Lease and that the Lessee undertakes to remain obligated under this Lease to the same extent as if the Lessee had not exercised its powers under this Section 16 and the Lessee will perform all obligations under such instrument and shall prepare all required documents and provide all other instruments and certificates as the Lessor may reasonably request.

           Anything to the contrary provided herein notwithstanding, the Lessee shall have the right on behalf of the Lessor, in connection with the development and occupancy of the North Shoreline Property, to convey a portion of the North Shoreline Property to the appropriate Governmental Authority in connection with the relocation of the direct off-ramp to northbound North Shoreline Boulevard from Route 101. The Lessor shall cooperate, without unreasonable delay and at the Lessee's expense, in connection with such conveyance and shall join in the execution of any appropriate instruments or shall execute any separate instruments as necessary.

17.            Surrender of Property or Equipment.

           Subject to the provisions of Sections 12, 13, 14, 15, 19, 20 and 29 hereof, upon termination of the lease of any Property or Equipment hereunder, the Lessee shall surrender such Property or Equipment to the Lessor, except for such Removable property as the Lessee shall elect to remove or retain. Equipment shall be surrendered by delivering the same to the Lessor at such location as the Lessor and the Lessee may agree and, if they are unable to agree, at such location as the Lessor may reasonably direct. Such Property or Equipment shall be surrendered in the condition required by paragraph (b) of Section 9 of this Lease. Any cost of removal and delivery of Equipment to the Lessor shall be paid by the Lessee.

                                         (xlvii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

18.            Events of Default.

           Any of the following events of default shall constitute an "Event of Default" and shall give rise to the rights on the part of the Lessor described in Section 19 hereof:

           (a) Failure of the Lessee to pay amounts due to the Lessor at the time of any scheduled sale of any Parcel of Property or Unit of Equipment hereunder, failure of the Lessee to pay Basic Rent for more than five (5) days after such payment is due pursuant to Section 7 hereof, or failure of the Lessee to pay any other amount payable by the Lessee hereunder and the continuance of such failure for more than ten (10) days after written notice of said failure by the Lessor to Lessee; or

           (b) Failure to comply with Section 14(b) hereof or to maintain the insurance required by Section 10 hereof, or default in the performance of the covenant contained in paragraph (l) of Section 10 hereof; or

           (c) Default in the performance of any other obligation or covenant of the Lessee pursuant to this Lease or any Consent and the continuance of such default for thirty (30) days after written notice to the Lessee by the Lessor or any Assignee; provided that such event shall not be an Event of Default if (i) such default is of a nature that it cannot be completely remedied with reasonable and diligent efforts within such thirty
(30) day period, but is capable of being remedied within an additional ninety
(90) days and (ii) the Lessee shall have instituted and thereafter diligently and continuously prosecuted to completion all steps necessary to remedy such default and such default is in fact remedied within an additional ninety (90) days and (iii) the continuance of such default will not place the Lessor in any danger of civil liability for which the Lessor is not adequately indemnified (the Lessee's obligations under Section 11 of this Lease shall be deemed to be adequate indemnification if no other Event of Default exists hereunder and if such civil liability is reasonably likely to be less then $5,000,000) or subject the Lessor to any criminal liability as a result of such default; or

           (d) The entry of a decree or order for relief in respect of the Lessee or the Guarantor by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Lessee or the Guarantor or of any substantial part of the Lessee's or the Guarantor's property, or ordering the winding up or liquidation of the Lessee's or the Guarantor's affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

                                        (xlviii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (e) The discontinuance of the Lessee's or the Guarantor's business operations, the Lessee's or the Guarantor's general inability to pay their debts as they become due or the Lessee's or the Guarantor's admission, each as to itself, of a general inability to pay its debts as they come due or of bankruptcy, or the commencement by the Lessee or the Guarantor of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by the Lessee or the Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Lessee or the Guarantor or of any substantial part of the Lessee's or the Guarantor's property, or the making by the Lessee or the Guarantor of an assignment for the benefit of creditors, or the failure of the Lessee or the Guarantor generally to pay their debts as such debts become due, or the taking of corporate action by the Lessee or the Guarantor in furtherance of any such action; or

           (f) A default or event of default, the effect of which is to permit the holder or holders of any instrument evidencing indebtedness (including, without limitation, lease obligations which are shown on the balance sheet of the Lessee or the Guarantor or which relate to sale-leaseback transactions), or a trustee or agent on behalf of such holder or holders, to cause the indebtedness evidenced by such instrument to become due prior to its stated maturity shall occur under the provisions of any instrument evidencing indebtedness in excess of $20,000,000 of the Lessee or the Guarantor (or under the provisions of any agreement pursuant to which such instrument was issued) or any obligation of the Lessee or the Guarantor for the payment of such indebtedness shall become or be declared to be due and payable prior to its stated maturity and shall not be paid when due; or

           (g) Any representation or warranty made by the Lessee in this Lease, any Consent or any document contemplated hereby or thereby proves to be false or inaccurate in any material respect; or

           (h) Final judgment for the payment of money in excess of $10,000,000 shall be rendered against the Lessee or the Guarantor by any U.S. Federal or state court and the same shall remain undischarged for a period of thirty (30) days during which execution of such judgment shall not be effectively stayed; or

           (i) Any representation or warranty made by the Guarantor in the Guarantee, any Consent or any document contemplated hereby or thereby proves to be false or inaccurate in any material respect; or

           (j) The Guarantor defaults in any obligation under the Guarantee which default continues after the period of any grace period granted to the Lessee hereunder in respect of such guaranteed obligation, or the Guarantor defaults in its obligations set forth in Section 11

                                       (xlix)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

of the Guarantee and such default continues for twenty (20) Business Days after notice thereof by Owner to Guarantor; or

           (k) An Event of Default (as defined in the Agreement for Lease) shall occur under the Agreement for Lease.

19.        Rights upon Default.

           Upon the occurrence and continuation of any Event of Default the Lessor may do any one or more of the following:

           (a) Terminate the lease of any or all Property or Equipment leased hereunder;

           (b) To the extent permitted by applicable law, whether or not the lease of any Property or Equipment is terminated, take immediate possession of and remove any or all Equipment and other equipment or property of the Lessor in the possession of the Lessee, wherever situated, and for such purpose, enter upon any premises without liability to the Lessee for so doing;

           (c)     Whether or not any action has been taken under paragraph
(a) or (b) above, sell the Lessor's and/or Lessee's interest in any Property or Equipment (with or without the concurrence or request of the Lessee) at public or private sale (judicially or non-judicially), pursuant to such notices and procedures as may be required by law, to the extent such requirements are not effectively waived by the Lessee hereunder;

           (d) Hold, use, occupy, operate, remove, lease or keep idle any or all Property or Equipment as the Lessor in its sole discretion may determine, without any duty to account to the Lessee with respect to any such action or inaction or for any proceeds thereof except as expressly set forth herein;

           (e) Exercise any other right or remedy which may be available under applicable law and in general proceed by appropriate judicial proceedings, either at law or in equity, to enforce the terms hereof or to recover damages for the breach hereof; and

           (f) Continue this Lease in full force and effect and collect rent when due, and/or enter the Property and assemble the Equipment and relet for the Lessee's account, with the Lessee liable for all costs incurred by the Lessor in reletting the same.

           Suit or suits for the recovery of any default in the payment of any sum due hereunder or for damages may be brought by the Lessor from time to time at the Lessor's election, and nothing herein contained shall be deemed to require the Lessor to await the date

                                          (l)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

whereon this Lease or the term hereof would have expired by limitation had there been no such default by the Lessee or no such termination or cancellation.

           The receipt of any payments under this Lease by the Lessor with knowledge of any breach of this Lease by the Lessee or of any default by the Lessee in the performance of any of the terms, covenants or conditions of this Lease, shall not be deemed to be a waiver of any provision of this Lease.

           No receipt of moneys by the Lessor from the Lessee after the termination or cancellation hereof in any lawful manner shall reinstate, continue or extend the Lease Term or any Renewal Term, or affect any notice theretofore given to the Lessee, or operate as a waiver of the right of the Lessor to enforce the payment of Basic Rent or Additional Rent or other charges payable hereunder, or operate as a waiver of the right of the Lessor to recover possession of any Unit of Equipment or Parcel of Property by proper suit, action, proceedings or remedy; it being agreed that, after the service of notice to terminate or cancel this Lease, and the expiration of the time therein specified, if the default has not been cured in the meantime, or after the commencement of any suit, action or summary proceedings or of any other remedy, or after a final order, warrant or judgment for the possession of any Unit of Equipment or Parcel of Property, the Lessor may demand, receive and collect any moneys payable hereunder, without in any manner affecting such notice, proceedings, suit, action, order, warrant or judgment; and any and all such moneys so collected shall be deemed to be payments on account for the use and operation of any Unit of Equipment or the use, operation and occupation of any Parcel of Property, or at the election of the Lessor, on account of the Lessee's liability hereunder. Acceptance of the keys to any Parcel of Property, or any similar act, by the Lessor, or any agent or employee of the Lessor, during the term hereof, shall not be deemed to be an acceptance of a surrender of any Parcel of Property unless the Lessor shall consent thereto in writing.

           After any Event of Default, the Lessee shall be liable for, and the Lessor may recover from the Lessee, (i) all Basic Rent accrued to the date of payment, (ii) any Additional Rent owing with respect to all Property
or Equipment leased by the Lessee,          (iii) all amounts payable
pursuant to Sections 11, 25 and 27 hereof and (iv) all losses, damages, costs and expenses (including, without limitation, attorneys' fees and expenses, commissions, filing fees and sales or transfer taxes) sustained by the Lessor by reason of such Event of Default and the exercise of the Lessor's remedies with respect thereto, including, in the event of a sale by the Lessor of any Property or Equipment pursuant to this Section 19, all costs and expenses associated with such sale. The amounts payable in clauses (i) through (iv) above are hereinafter sometimes referred to as the "Accrued Default Obligations". Accrued Default Obligations, as used in this paragraph, shall not include any damages for loss of opportunity or profits arising from the prospective use, operation and occupancy by parties other than the Lessee of any Property or from alternative investments foregone by the Lessor in acquiring the Property or the

                                          (li)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

anticipated receipt of income therefrom, in each case, subsequent to the Lessee's possession of such Property after the Lease Term.

           After an Event of Default, the Lessor may sell its interest in any Property and Equipment to any non-Affiliate of the Lessor upon any terms that the Lessor deems satisfactory, free of any rights of the Lessee or any Person claiming through or under the Lessee. In the event of any such sale, in addition to the Accrued Default Obligations, the Lessor shall be entitled to recover from the Lessee, as liquidated damages, and not as a penalty, an amount equal to the Adjusted Acquisition Cost of any Property or Equipment so sold, minus the proceeds of such sale received by the Lessor. Proceeds of sale received by the Lessor in excess of the Adjusted Acquisition Cost of such Property or Equipment sold shall be credited against the Accrued Default Obligations the Lessee is required to pay under this Section 19. If such proceeds exceed the Accrued Default Obligations, or, if the Lessee has paid all amounts required to be paid under this Section 19, such excess shall be paid by the Lessor to the Lessee. As an alternative to any such sale, or if the Lessee converts any Property or Equipment after an Event of Default, or if such Property or Equipment is lost or destroyed, in addition to the Accrued Default Obligations, the Lessor may cause the Lessee to pay to the Lessor, and the Lessee shall pay to the Lessor, as liquidated damages and not as a penalty, an amount equal to the Adjusted Acquisition Cost of such Property or Equipment. In the event the Lessor receives payment pursuant to the previous sentence of this paragraph, the Lessor shall transfer all of the Lessor's right, title and interest in and to the Property and Equipment to the Lessee.

           In addition to any other remedies available under this Lease to the Lessor, the Lessor may choose, in its sole discretion, upon termination of this Lease pursuant to this Section 19, to recover the maximum amount (including interest) to which the Lessor is entitled under applicable law with respect to rent accrued, or which would have accrued, under this Lease as of the time of any award, and, with respect to the loss of future rents, to recover from the Lessee the worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that the Lessee proves could have been reasonably avoided. "The worth at the time of award", as used herein, is to be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent, or if less, the minimum discount rate permitted by law.

           In the event of a sale pursuant to this Section 19, upon receipt by the Lessor of the amounts payable hereunder, the Lessor shall transfer all of the Lessor's right, title and interest in and to the Property and Equipment to the Lessee or purchaser other than the Lessee, as the case may be.

           No remedy referred to in this Section 19 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the

                                          (lii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

Lessor at law or in equity, and the exercise in whole or in part by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all such other remedies. No waiver by the Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

           With respect to the termination of this Lease as to any Parcel of Property as a result of an Event of Default, the Lessee hereby waives service of any notice of intention to re-enter. The Lessee hereby waives any and all rights to recover or regain possession of any Parcel of Property or to reinstate this Lease as permitted or provided by or under any statute, law or decision now or hereafter in force and effect.

20.        Equipment to be Personal Property.

           It is the intention and understanding of the Lessor and the Lessee that all Equipment shall be and at all times remain personal property. The Lessee shall obtain and record such instruments and take such steps as may be necessary to prevent any Person from acquiring any rights in Equipment paramount to the rights of the Lessor by reason of such Equipment being deemed to be real property. If, notwithstanding the intention of the parties and the provisions of this Section 20, any Person acquires or claims to have acquired any rights in any Equipment superior to the rights of the Lessor, by reason of such Equipment being deemed to be real property, the Lessee shall promptly notify the Lessor in writing of such fact and (unless the basis for such claim is waived or eliminated to the satisfaction of the Lessor within a period of thirty (30) days from the date it is asserted) the Lessee shall on the Basic Rent Payment Date following the expiration of the thirty (30) day period referred to above in this sentence pay to the Lessor an amount equal to the Adjusted Acquisition Cost of such Equipment at the time of payment.
On such Basic Rent Payment Date, in addition to the payment of the Adjusted Acquisition Cost, the Lessee shall pay to the Lessor Basic Rent payable, the Variable Component of Basic Rent accrued with respect to such Equipment and any Additional Rent and other amounts owing hereunder and the lease of such Equipment shall thereupon terminate. The Lessor shall on such Basic Rent Payment Date transfer title to such Equipment to the Lessee, and the Lessee shall be subrogated to the Lessor's rights in the affected transaction.

21.        Sale or Assignment by Lessor.

           (a) Except as otherwise expressly provided in this Section, the Lessor shall not assign, convey or otherwise transfer any of its right, title and interest in, to and under this Lease. The Lessor shall have the right to obtain equity and debt financing for the acquisition and ownership of the Property or Equipment by mortgaging, assigning or granting a security interest in its right, title and interest in any or all amounts due from the Lessee or any third party under this Lease or in such Property or Equipment; provided, that any such sale or assign-ment shall be subject to the rights and interests of the Lessee under this Lease.

                                         (liii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (b) Any Assignee shall, except as otherwise agreed by the Lessor and such Assignee, have all the rights, powers, privileges and remedies of the Lessor hereunder, and the Lessee's obligations as between itself and such Assignee hereunder shall not be subject to any claims or defense that the Lessee may have against the Lessor. Upon written notice to the Lessee of any such assignment, the Lessee shall thereafter make payments of Basic Rent, Additional Rent and other sums due hereunder to the Assignee, to the extent specified in such notice, and such payments shall discharge the obligation of the Lessee to the Lessor hereunder to the extent of such payments. Anything contained herein to the contrary notwithstanding, no Assignee shall be obligated to perform any duty, covenant or condition required to be performed by the Lessor hereunder, and any such duty, covenant or condition shall be and remain the sole obligation of the Lessor.

22.        Income Taxes.

           (a) The Lessor agrees that it will not file any Federal, state or local income tax (or franchise tax computed by reference to net income) returns during the Lease Term or Renewal Term, if any, with respect to any Property or Equipment that are inconsistent with the treatment of the Lessee as owner of such Property or Equipment for Federal, state and local income tax (or franchise tax computed by reference to net income) purposes.

                                          (liv)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (b) Paragraph (a) of Section 22 above notwithstanding, the Lessor agrees that, at the written request of the Lessee, it will take all such action as may be required to be taken by a lessor to elect under any provision of the Code or state law substantially similar to section 48(d) of the Internal Revenue Code of 1954, as amended prior to the enactment of the Tax Reform Act of 1986, permitting a pass-through of an investment tax credit to a lessee, to treat the Lessee as having acquired any Unit of Equipment or any qualifying appliances, equip-ment and machinery attached to any Parcel of Property acquired by the Lessor that would qualify for such a credit (within the meaning of section 48(b) of the Code); provided, that such request is received by the Lessor reasonably in advance of the date on which the Lessor is required to take such action, and the Lessee provides the Lessor in a timely fashion with all information (other than identifying information pertaining to the Lessor) required to take such action. The Lessor does not represent or warrant to the Lessee that credits will be allowable with respect to any Unit of Equipment or other property under the Code or that any election will be effective to transfer any such credits that are allowable to the Lessee. The Lessor, Merrill, Merrill Lynch and Merrill Leasing shall have no liability to the Lessee resulting from the disallowance to the Lessee of credits under the Code with respect to any Unit of Equipment or other property unless such disallowance is directly and primarily attributable to the failure of the Lessor to comply with its obligations under the first sentence of this paragraph (b).

23.        Notices and Requests.

           All notices, offers, acceptances, approvals, waivers, requests, demands and other communications hereunder or under any other instrument, certificate or other document delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by express courier service (including, without limitation, Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services), (c) in the event overnight delivery services are not readily available, if mailed by international airmail, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopy and confirmed; provided, that in the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clauses (a), (b) or (c) of this Section 23. All notices shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

           If to the Lessor:

           Virtual Funding, Limited Partnership

                                          (lv)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           c/o ML Leasing Equipment Corp.
              Project and Lease Finance Group
            North Tower - 27th Floor
            World Financial Center
            250 Vesey Street
            New York, New York  10281-1327

           Attention:   Jean M. Tomaselli
           Telephone:   (212) 449-7925
           Telecopy:    (212) 449-2854

With a copy of all notices under this Section 23 to be simultaneously given, delivered or served to Gary Carlin at the following address:

           ML Leasing Equipment Corp.
           Controller's Office
           World Financial Center
           South Tower - 8th Floor
           225 Liberty Street
           New York, New York  10080-6108

                                        (lvi)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           If to the Lessee:

           Silicon Graphics Real Estate, Inc.
           2011 North Shoreline Blvd.
           Mountain View, California  94043-1389

           Attention: Treasury
           Telephone: (415) 960-1980
           Telecopy:  (415) 964-5215

           With a copy to:

           Silicon Graphics Real Estate, Inc.
           2011 North Shoreline Blvd.
           Mountain View, California  94043-1389

           Attention: Legal Services
           Telephone: (415) 960-1980
           Telecopy:  (415) 965-1586

With a copy of all notices under this Section 23 to any Assignee at such address as such As-signee may specify by written notice to the Lessor and the Lessee.

24.        Covenant of Quiet Enjoyment.

           During the Lease Term or Renewal Term, if any, of any Property or Equipment hereunder and so long as no Event of Default shall have occurred and be continuing, the Lessee shall be entitled to quiet enjoyment of the Property or Equipment on the terms and conditions provided in this Lease without any interference from the Lessor or anyone claim-ing through or under the Lessor.

25.        Right to Perform for Lessee.

           If the Lessee fails to perform or comply with any of its covenants or agreements contained in this Lease beyond any applicable notice or grace period, the Lessor may, upon notice to the Lessee but without waiving or releasing any obligations or default, it-self perform or comply with such covenant or agreement, and the amount of the reasonable expenses of the Lessor incurred in connection with such performance or compliance, shall be payable by the Lessee, not later than ten (10) days after written notice by the Lessor.

                                       (lvii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

26.        Merger, Consolidation or Sale of Assets.

           The Lessee may not consolidate with or merge into any other corporation or sell all or substantially all of its assets to any Person, except that the Lessee may consolidate with or merge into any other corporation other than the Guarantor which is an Affiliate of the Lessee, or sell all or substantially all of its assets to any Person other than the Guarantor which is an Affiliate of the Lessee; provided, that the surviving corporation or transferee Person shall assume, by execution and delivery of instruments satisfactory to the Lessor, the obligations of the Lessee hereunder and become successor to the Lessee, but the Lessee shall not thereby be released, without the consent of the Lessor, from its obligations hereunder and; provided, further, that such surviving corporation or transferee Person will, on a pro forma basis, immediately after such consolidation, merger or sale, possess a consolidated net worth and credit rating substantially equivalent to or greater than that of the Lessee immediately prior to such consolidation, merger or sale. The terms and provisions of this Lease shall be binding upon and inure to the benefit of the Lessee and its respective successors and assigns.

27.        Expenses.

           The Lessee shall pay all of the out-of-pocket costs and expenses incurred by the Lessor, and any Assignee in connection with this Lease including, without limitation, the reasonable fees and disbursements of counsel to the Lessor and counsel to any Assignee.

28.        Permitted Contests.

                                        (lviii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (a) The Lessee shall not be required, nor shall the Lessor have the right, to pay, discharge or remove any tax, assessment, levy, fee, rent, charge, Lien or encumbrance, or to comply or cause any Parcel of Property or Unit of Equipment to comply with any Legal Requirements applicable to any Parcel of Property or Unit of Equipment or the occupancy, use or operation thereof, so long as no Event of Default exists under this Lease, and, in the opinion of the Lessee's counsel, the Lessee shall have reasonable grounds to contest the existence, amount, applicability or validity thereof by appropriate proceedings, which proceed-ings in the reasonable judgment of the Lessor, (i) shall not involve any material danger that any Parcel of Property or Unit of Equipment or any Basic Rent or any Additional Rent would be subject to sale, forfeiture or loss, as a result of failure to comply therewith, (ii) shall not affect the payment of any Basic Rent or any Additional Rent or other sums due and payable hereunder, (iii) will not place the Lessor in any danger of civil liability for which the Lessor is not adequately indemnified (the Lessee's obligations under Section 11 of this Lease shall be deemed to be adequate indemnification if no Event of Default exists) or to any criminal liability, (iv) if involving taxes, shall suspend the collection of taxes, and (v) shall be permitted under and be conducted in accordance with the provisions of any other instrument to which the Lessee or the Parcel of Property or Unit of Equipment is subject and shall not constitute a default thereunder (the "Permitted Contest"). The Lessee shall conduct all Per-mitted Contests in good faith and with due diligence and shall promptly after the final determination (including appeals) of any Permitted Contest, pay and discharge all amounts which shall be determined to be payable therein. The Lessor shall cooperate in good faith with the Lessee with respect to all Permitted Contests conducted by the Lessee pursuant to this Section 28.

           (b) In the event the Lessor deems, in its sole discretion, that its interests under this Lease or in any Parcel of Property or Unit of Equipment are not adequately protected in connection with a Permitted Contest brought by the Lessee under this Section 28 as a result of concerns related to the financial condition of the Guarantor, the Lessee shall give such reasonable security, as may be demanded by the Lessor to insure payment of such tax, assessment, levy, fee, rent, charge or Lien and compliance with any Legal Requirement and to prevent any sale or forfeiture of any Parcel of Property or Unit of Equipment, any Basic Rent or any Additional Rent by reason of such nonpayment or noncompliance. The Lessee hereby agrees that the Lessor may assign such security provided by the Lessee to any Assignee.

                                        (lix)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY


          (c) At least ten (10) days prior to the commencement of any Permitted Contest, the Lessee shall notify the Lessor in writing thereof if the amount in contest exceeds $100,000, and shall describe such proceeding in reasonable detail. In the event that a taxing authority or subdivision thereof proposes an additional assessment or levy of any tax for which the Lessee is obligated to reimburse the Lessor under this Lease, or in the event that the Lessor is notified of the commencement of an audit or similar proceeding which could result in such an additional assessment, then the Lessor shall in a timely manner notify the Lessee in writing of such proposed levy or proceeding.

29.        Leasehold Interests.

           The following provisions relate to each lease (a "Ground Lease") under which a leasehold interest in a Parcel of Property is subleased to the Lessee hereunder:

           (a) The Lessee hereunder covenants and agrees to perform and to observe all of the terms, covenants, provisions, conditions and agreements of the underlying Ground Leases on the Lessor's part as lessee thereunder to be performed and observed (including, without limitation, payment of all rent, additional rent and other amounts payable by the Lessor as lessee under any Ground Lease) to the end that all things shall be done which are neces-sary to keep unimpaired the rights of the Lessor as lessee under any Ground Lease. The Lessee further covenants that it shall cause to be exercised any renewal option contained in the Ground Lease which relates to renewal occurring in whole or in part during the term of this Lease.

           (b) The Lessee covenants and agrees pursuant to Section 11 hereof to indemnify and hold harmless the Lessor and any Assignee from and against any and all lia-bility, loss, damage, suits, penalties, claims and demands of every kind and nature (including, without limitation, reasonable attorneys' fees and expenses) by reason of the Lessee's failure to comply with any Ground Lease or the provisions of this Section 29.

           (c) The Lessor and the Lessee agree that the Lessor shall have no obligation or responsibility to provide services or equipment required to be provided or repairs or restorations required to be made in accordance with the provisions of any Ground Lease by the lessor thereunder. The Lessor shall in no event be liable to the Lessee nor shall the obligations of the Lessee hereunder be impaired or the performance thereof excused because of any failure or delay on the part of the lessor under any Ground Lease in providing such services or equipment or making such restorations or repairs and such failure or delay shall not constitute a basis for any claim against the Lessor or any offset against any amount payable to the Lessor under this Lease.

           (d) If the Lessor's interest under any Ground Lease shall expire, terminate or otherwise be extinguished, the Lease of the Parcel of Property to which such Ground Lease relates shall thereupon terminate as provided in this paragraph (d). Upon such expiration, termi-

                                       (lx)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY


nation or extinguishment, the Lessee shall be required to purchase the Lessor's interest in such Parcel of Property at its Adjusted Acquisition Cost. If the Lessee shall be required to purchase the Lessor's interest in such affected Parcel, then (i) on the Basic Rent Payment Date next succeeding such event, the Lessee shall pay to the Lessor an amount equal to the Adjusted Acquisition Cost of such Property, (ii) the Lease Term or Renewal Term of such Property shall continue until the date on which the Lessor receives payment from the Lessee of the amount payable pursuant to this paragraph (d) and of all Basic Rent payable, the Variable Component of Basic Rent accrued with respect to such Parcel of Property and any Additional Rent and other amounts owing hereunder, and shall then terminate upon the payment of such amounts and (iii) the Lessor shall on such date transfer title to the Lessor's interest in such Parcel to the Lessee.

           (c) The Lessee shall ensure that each Ground Lease shall be a Mortgageable Ground Lease.

30.        Miscellaneous.

           (a) All indemnities, representations and warranties, and the obligation to pay Additional Rent contained in this Lease shall survive the expiration or other termination hereof.

           (b) This Lease, the Unit Leasing Records, the AFL Unit Leasing Records covering Property or Equipment leased pursuant hereto, the Agreement for Lease, and the instruments, documents or agreements referred to herein and therein constitute the entire agreement between the parties and no representations, warranties, promises, guarantees or agreements, oral or written, express or implied, have been made by any party hereto with respect to this Lease or the Property or Equipment, except as provided herein or therein.

           (c) This Lease may not be amended, modified or terminated, nor may any obligation hereunder be waived orally, and no such amendment, modification, termination or waiver shall be effective for any purpose unless it is in writing, signed by the party against whom enforcement thereof is sought. A waiver on one occasion shall not be construed to be a waiver with respect to any other occasion.

           (d) The captions in this Lease are for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. Any provision of this Lease which is prohibited by law or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceabil-ity without invalidating the remaining provisions hereof, and the parties hereto shall negotiate in good faith appropriate modifications to reflect such changes as may be required by law, and, as nearly as possible, to produce the same economic, financial and tax effects as the provision which is prohibited or unenforceable; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent

                                         (lxi)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

permitted by applicable law, the Lessee and the Lessor hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

           (e) In connection with any sale of Property or Equipment pursuant to Section 12, 13, 14, 15, 19, 20 or 29 of this Lease, when the Lessor transfers title, such transfer shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, the Lessor. The purchase price for any such sale shall be paid entirely in cash and in immediately available funds.

           (f) In connection with the sale or purchase of Property or Equipment pursuant to Section 12, 13, 14, 15, 19, 20 or 29, the Lessee shall pay or shall cause the pur-chaser of such Property or Equipment to pay in addition to the purchase price, all transfer taxes, transfer gains taxes, mortgage recording tax, if any, recording and filing fees and all other similar taxes, fees, expenses and closing costs (including reasonable attorneys' fees) in connection with the conveyance of such Property or Equipment to the Lessee or any purchaser.

           (g) When used in Section 12, 13, 14, 15, 20 or 29 of this Lease, the phrase "the Variable Component of Basic Rent accrued" means the Variable Component of Basic Rent accrued through the date of termination of this Lease pursuant to such Section which has not been included in Basic Rent then payable or previously paid.

           (h) If any costs of the Lessor related to the Agreement for Lease which were not included in the Acquisition Cost of a Parcel of Property are allocated to such Parcel of Property pursuant to the definition of Unit Acquisition Cost in the Agreement for Lease, the Lessee and the Lessor shall execute a revised AFL Unit Leasing Record to amend the Adjusted Acquisition Cost for such Parcel to reflect the increase in the Acquisition Cost.

                                          (lxii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           (i) THIS LEASE HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK. THE LESSEE AND THE LESSOR AGREE THAT, TO THE MAXIMUM EXTENT PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, THIS LEASE, AND THE RIGHTS AND DUTIES OF THE LESSEE AND THE LESSOR HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) IN ALL RESPECTS, INCLUDING WITHOUT LIMITATION IN RESPECT OF ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THE LESSEE HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTIES, TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS LEASE OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LESSEE HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS LEASE OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURT.
 TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LESSEE AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. THE LESSEE AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS LEASE OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. THE LESSOR AND THE LESSEE EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE LESSOR AND THE LESSEE ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION 30 HAVE BEEN BARGAINED FOR AND THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

                                         (lxiii)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

31.        No Recourse.

           The Lessor's obligations hereunder are intended to be the obligations of the limited partnership and of the corporation which is the general partner thereof only and no recourse for the payment of any amount due under this Lease or for any claim based thereon or otherwise in respect thereof, shall be had against any limited partner of the Lessor or any incorporator, shareholder, officer, director or Affiliate, as such, past, present or future of such corporate general partner or of any corporate limited partner or of any successor corporation to such corporate general partner or any corporate limited partner of the Lessor, or against any direct or indirect parent corporation of such corporate general partner or of any limited partner of the Lessor or any other subsidiary or Affiliate of any such direct or indirect parent corporation or any incorporator, shareholder, officer or director, as such, past, present or future, of any such parent or other subsidiary or Affiliate, it being understood that the Lessor is a limited partnership formed for the purpose of the transactions involved in and relating to this Lease on the express understanding aforesaid. Nothing contained in this Section 31 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Lease and any other documents referred to herein, of rights and remedies against the limited partnership or the corporate general partner of the Lessor or the assets of the limited partnership or the corporate general partner of the Lessor.

32.        No Merger.

           There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in any Parcel of Property by reason of the fact that the same person acquires or holds, directly or indirectly, this Lease or the leasehold estate hereby created or any interest herein or in such leasehold estate as well as the fee estate in any Parcel of Property or any interest in such fee estate.

33.        Assignment by the Lessee.

           (a) So long as no Event of Default has occurred and is continuing, the Lessee may, upon thirty (30) days prior written notice to the Lessor and any Assignee and subject to the terms and conditions of this Lease, assign all of its rights and the performance of its obligations hereunder to any Affiliate of the Guarantor (but not the Guarantor) (provided that the Guarantor shall own directly or indirectly not less than 90% of the outstanding shares of common stock of such Affiliate) and upon such assignment be released from any liability or obligation hereunder; provided that such assignment shall be subject to the satisfaction of the following conditions:

           (i) The Lessor and any Assignee shall have received a certificate of a Responsible Officer of the Guarantor certifying that the Guarantor

                                       (lxiv)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

                 owns, directly or indirectly, not less than 90% of the outstanding shares of the common stock of such Affiliate.

           (ii) The Lessor and any Assignee shall have received a Reaffirmation of Guarantee in the form of Schedule A to the Assignment and Assumption Agreement attached hereto as Exhibit D, together with an opinion of counsel in form and substance reasonably satisfactory to the Lessor and any Assignee which opinion shall state, in addition to addressing matters in respect of the Guaranty and the Guarantor, that such Affiliate's obligations under the Lease and the Agreement for Lease are valid, binding and enforceable according to their terms, subject to customary exceptions.

           (iii) Such Affiliate shall have executed and delivered a Consent in form and substance reasonably satisfactory to the Lessor and any Assignee.

           (iv) The Lessor and any Assignee shall have received a certificate of such Affiliate to the effect set forth in
                 Section III of the Assignment and Assumption Agreement attached hereto as Exhibit D.

           (v) Such Affiliate and the Lessee shall execute an Assignment and Assumption Agreement in the form of Exhibit D hereto.

                                         (lxv)

                                                            THIS LEASE AGREEMENT
                                                               IS CONFIDENTIAL
                                                               AND PROPRIETARY

           IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease to ____________________ be executed and delivered by their duly authorized officers as of the day and year first above written.

                                 Virtual Funding, Limited Partnership by

                                 Virtual Capital, Inc., its General Partner

                                 By ________________________
                                    Name:
                                    Title:

                                 Silicon Graphics Real Estate, Inc.


                                 By _________________________
                                    Name:
                                    Title:

                                         (lxvi)